SCHEDULE 14C
                                    (RULE 14C-101)

                   INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[ ]  Preliminary information statement
[X]  Definitive information statement
[ ]  Confidential, for use of the Commission only
     (as permitted by Rule 14c-5(d)(2))

                                  NEW SYSTEMS, INC.

                   (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock

(2) Aggregate number of securities to which transaction applies: 14,792,000

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee is $2,789.77, as calculated pursuant to Rule 0-11(a)(4) and
(c)(1)(i) of the Securities Exchange Act of 1934, as amended. The fee is based on the market value of an aggregate of 14,792,000 shares of common stock of the Registrant to be issued to securityholders pursuant to the merger transactions disclosed herein. Solely for purposes of this calculation, the market value of the Registrant's common stock is estimated at $0.943 per share, constituting the average of the bid and asked price for the Registrant's common stock for the five (5) trading days prior to the date of filing ending Thursday, October 25, 2001, as reported on the Over-the Counter Bulletin Board.

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:  $2,789.77

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                              INFORMATION STATEMENT
                                       OF
                                NEW SYSTEMS, INC.
                          3040 E. COMMERCIAL BOULEVARD
                          FT. LAUDERDALE, FLORIDA 33308
                                 (954) 772-2297

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                   THE BOARD OF DIRECTORS OF NEW SYSTEMS, INC.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being mailed or furnished to the stockholders of New Systems, Inc., a Nevada corporation ("New Systems"), in connection with the previous approval by unanimous written consent on August 21, 2001 of New Systems' Board of Directors of the corporate actions referred to below and the subsequent adoption of such corporate actions by written consent on October 3, 2001 of holders of a majority of the shares of common stock, par value $0.001 per share (the "New Systems Common Stock"), of New Systems. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of New Systems, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect.

         This Information Statement is first being mailed or furnished to the stockholders of New Systems on or about November 9, 2001, and the transactions described herein shall not become effective until at least 20 days thereafter.

                          ACTIONS BY BOARD OF DIRECTORS
                           AND CONSENTING STOCKHOLDERS

         On August 21, 2001 the Board of Directors of New Systems unanimously approved by written consent, a copy of which is attached hereto as Exhibit A, in accordance with Section 78.315 of the Nevada Revised Statutes, as amended (the "NRS"), the execution and consummation of an agreement and plan of merger (the "Merger Agreement"), by and among New Systems, Tremor Entertainment Inc., a California corporation ("Tremor"), and New Tremor Acquisition Corp., a California corporation and wholly-owned subsidiary of New Systems ("Acquisition"). Pursuant to the Merger Agreement, Acquisition will be merged with and into Tremor (the "Merger"). Tremor, as the surviving corporation in the Merger will become a wholly-owned subsidiary of New Systems and continue to operate its interactive video game development business. Immediately after the consummation of the Merger, Tremor will amend its articles of incorporation to change its corporate name to "Tremor Games Inc." Pursuant to the Merger Agreement, New Systems will exchange and issue two thousand (2,000) shares of New

Systems Common Stock for each issued and outstanding share of common stock, without par value ("Tremor Common Stock"), of Tremor held by Tremor shareholders immediately prior to the Merger. The Board of Directors also approved an amendment to the articles of incorporation of New Systems (the "Articles of Incorporation") to change New Systems' corporate name to "Tremor Entertainment Inc." (the "Amendment"), to be effective immediately after the consummation of the Merger upon the filing of the Amendment with the Secretary of State of the State of Nevada. The Board of Directors approved the Merger Agreement, the transactions contemplated by the Merger Agreement and the Amendment, subject to the approval by the affirmative vote or written consent of stockholders holding at least a majority of the voting power of New Systems Common Stock.

         On or about October 3, 2001 New Systems received a written consent (the "Written Consent"), in lieu of a meeting of the stockholders of New Systems, a copy of which is attached hereto as Exhibit B, adopting resolutions to approve the Merger Agreement and the transactions contemplated by the Merger Agreement and to approve the Amendment. The Written Consent was signed by Ram Venture Holdings Corp., a Florida corporation ("RAMVH") and KM Financial, Inc., an Arizona corporation ("KM Financial"), as proxies for Tremor, the holder of 1,800,000 shares of New Systems Common Stock, representing approximately 53.7% of the total issued and outstanding shares of New Systems Common Stock. This vote satisfied the requirements of Section 92A.120 of the NRS, which states that, in order for a plan of merger to be approved, stockholders holding at least a majority of the voting power must vote in favor of approving the plan of merger, and the requirements of Section 78.395 of the NRS, which states that, in order for an amendment to the Articles of Incorporation to change the corporate name to be approved, stockholders holding at least a majority of the voting power must vote in favor of the amendment. Action by the written consent of stockholders without a meeting is permitted by Section 78.320 of the NRS.

         The Merger is described in "ACTION 1- APPROVAL OF THE AGREEMENT AND PLAN OF MERGER". The description of the Merger set forth in this Information Statement does not purport to be a complete description of the terms and conditions of the Merger, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit C.

         The reasons for, and general effect of, the Amendment to the Articles of Incorporation is described in "ACTION 2-APPROVAL OF AN AMENDMENT TO ARTICLES OF INCORPORATION OF NEW SYSTEMS TO CHANGE ITS CORPORATE NAME". A form of the Amendment is attached hereto as Exhibit D.

         The Board of Directors of New Systems know of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of New Systems Common Stock.

                               SUMMARY TERM SHEET

o New Tremor Acquisition Corp., a wholly-owned subsidiary of New Systems, Inc., will be merged with and into Tremor Entertainment Inc. As a result of the merger the separate existence of New Tremor Acquisition Corp. will cease, and Tremor Entertainment Inc., as the surviving corporation in the merger will become a wholly-owned subsidiary of New Systems, Inc. and continue to operate its interactive video game development business. (SEE "TERMS OF TRANSACTION -THE MERGER")

o    The following steps are required by, or contemplated by, the merger:

     1. Shareholders of Tremor must (i) approve and adopt the agreement and plan of merger, and (ii) approve a 1-for-6000 stock split of Tremor's common stock, without par value. (SEE "TERMS OF TRANSACTION -THE MERGER")

     2. Upon approval of both the agreement and plan of merger and the reverse stock split by the shareholders of Tremor, the agreement and plan of merger must be filed with the Secretary of State of the State of California in accordance with the California General Corporation Law, or at such later time as is specified in the agreement and plan of merger. The merger will be effective upon such filing. (SEE "TERMS OF TRANSACTION -THE MERGER")

     3. Those shareholders of Tremor who would otherwise be entitled to receive fractional shares of Tremor's common stock as a result of the reverse stock split, will receive cash in lieu of such fractional shares. Those shareholders of Tremor remaining after giving effect to the reverse stock split will be entitled to receive 2,000 shares of common stock, par value $0.001 per share, of New Systems in exchange for each share of common stock of Tremor owned by them immediately prior to the merger. (SEE "TERMS OF TRANSACTION - CONVERSION OF SHARES")

     4. Immediately after the effective time of the merger, New Systems will amend its articles of incorporation to change its name to "Tremor Entertainment Inc." and Tremor, as the surviving corporation in the merger and a wholly-owned subsidiary of New Systems, will amend its articles of incorporation to change its name to "Tremor Games Inc." (SEE "TERMS OF TRANSACTION - DIRECTORS AND OFFICERS; ARTICLES OF INCORPORATION AND BYLAWS FOLLOWING THE MERGER")

o As of the effective time of the merger, all outstanding options, warrants and other securities convertible into shares of Tremor common stock which are outstanding immediately prior to the effective time of the merger, whether vested or unvested, will be assumed by New Systems. At the effective time of the merger, each such option, warrant and other convertible securities will be deemed to constitute the same type of security to acquire, on the same terms and conditions as were applicable under such securities at the effective time of the merger, such number of shares of New Systems common stock as is equal to the number of shares of common stock of Tremor subject to the unexercised portion of such security multiplied by 2,000 (the exchange ratio in the merger of the issued and outstanding shares of common stock of Tremor for shares of common stock of New Systems). The exercise price per share of each assumed option, warrant and other convertible securities will be equal to the exercise price of such securities immediately prior the merger, divided by the exchange ratio, and all of the other terms of such securities shall otherwise remain unchanged. (SEE "TERMS OF TRANSACTION - TREATMENT OF STOCK OPTIONS).

o New Systems will be the sole owner of Tremor, and former shareholders of Tremor will own, in the aggregate, approximately 90.5% of the issued and outstanding shares of New Systems.

o    Following the merger, the Board of Directors of New Systems will have three
     (3) members consisting of Mr. Steven Oshinsky, who will serve as Chairman of the Board of Directors, Mr. Karl Flowers and Mr. Martin Eric Weisberg. Messrs. Flowers and Weisberg are presently directors of Tremor. In addition, the existing executive officers of Tremor shall be the executive officers of New Systems. (SEE "DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF TREMOR")

                                     GENERAL

         New Systems will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. New Systems will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of New Systems Common Stock.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of September 30, 2001, there were 3,353,000 shares of New Systems Common Stock issued and outstanding. Each share of New Systems Common Stock is entitled to one vote per share with respect to matters to be voted on by the stockholders of New Systems. Those stockholders of New Systems entitled to vote or consent to the actions to be taken by New Systems as set forth in this Information Statement were determined by reference to New Systems stock register, which sets forth the total number of shares of New Systems Common Stock held by each holder of record of New Systems.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of September 30, 2001, as to each person who is known by New Systems to be the beneficial owner (as such term is defined in Rule 13d-3 of the Exchange Act) of more than 5% of the issued and outstanding shares of New Systems Common Stock and as to the beneficial ownership of each executive officer and director of New Systems and all executive officers and directors of New Systems as a group of New Systems Common Stock. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares issued.

                              Shares of New Systems Common
       Name and Address                  Stock
     Of Beneficial Owner          Beneficially Owned        Percentage of Class
     -------------------          ------------------        -------------------

Tremor Entertainment Inc.            1,800,000 (1)                  53.7%
2621 West Empire Avenue
Burbank, CA  91504

----------

(1) Tremor has granted a proxy to each of RAMVH and KM Financial to vote 1,500,000 shares and 300,000 shares, respectively, of New Systems Common Stock previously sold by them to Tremor, in the name of Tremor, at any meeting of stockholders of New Systems or in connection with any written consent of the stockholders of New Systems in lieu of a meeting, which proxy shall terminate upon the earlier of the effective time of the Merger or the termination of the Merger Agreement.

                              Shares of New Systems Common
       Name and Address                  Stock
     Of Beneficial Owner          Beneficially Owned        Percentage of Class
     -------------------          ------------------        -------------------
RAM Venture Holdings Corp.            1,860,000 (2)                55.5%
3040 East Commercial Boulevard
Fort Lauderdale, FL 33308

KM Financial, Inc.                     360,000 (3)                 10.7%
6350 E. Thomas Road
Suite 240
Scottsdale, AZ 85251

Norman Becker                               0                        0%
c/o New Systems, Inc.
3040 E. Commercial Boulevard
Ft. Lauderdale, FL 33308

Frank R. Bauer                              0                        0%
c/o New Systems, Inc.
3040 E. Commercial Boulevard
Ft. Lauderdale, FL 33308

Diane Martini                               0                        0%
c/o New Systems, Inc.
3040 E. Commercial Boulevard
Ft. Lauderdale, FL 33308

Executive Officers and Directors as         0                        0%
a Group (3 persons)

----------
(2) RAMVH has been granted a proxy by Tremor to vote 1,500,000 of these shares and has sole voting power to vote these shares in the name of Tremor at any meeting of stockholders of New Systems or in connection with any written consent of the stockholders of New Systems in lieu of a meeting, which proxy shall terminate upon the earlier of the effective time of the Merger or the termination of the Merger Agreement.

(3) KM Financial has been granted a proxy by Tremor to vote 300,000 of these shares and has sole voting power to vote these shares in the name of Tremor at any meeting of stockholders of New Systems or in connection with any written consent of the stockholders of New Systems in lieu of a meeting, which proxy shall terminate upon the earlier of the effective time of the Merger or the termination of the Merger Agreement.

                               CHANGES IN CONTROL

         As reported in the Form 10-QSB for the quarter ended June 30, 2001 filed on August 14, 2001 by New Systems, on July 23, 2001, Tremor purchased an aggregate of 1,800,000 shares of New Systems Common Stock from certain stockholders of New Systems. Pursuant to the

Merger Agreement, immediately prior to the effective time of the Merger, the 1,800,000 shares of New Systems Common Stock held by Tremor will be cancelled.

         Upon consummation of the Merger, former shareholders of Tremor will own approximately 90.5% of the issued and outstanding shares of New Systems Common Stock.

         Upon consummation of the Merger, the directors of New Systems shall be Mr. Steven Oshinsky, Mr. Karl Flowers and Mr. Martin Eric Weisberg. Mr. Steven Oshinsky will serve as Chairman of the Board. Messrs. Flowers and Weisberg are presently directors of Tremor. New Systems is required, no later than ten (10) days prior to the consummation of the Merger, to prepare and file with the Securities and Exchange Commission (the "SEC") the information statement required by Rule 14f-1 promulgated under the Exchange Act, relating to the change in the majority of directors of New Systems.

         Upon consummation of the Merger, the existing officers of Tremor shall become the officers of New Systems. The names, ages, current positions and business experience of each individual who will become an officer of New Systems is set forth below on page 40.

                     AUTHORIZATION OR ISSUANCE OF SECURITIES
                           OTHERWISE THAN FOR EXCHANGE

         Pursuant to the Merger Agreement, 7,396 shares of Tremor Common Stock issued and outstanding immediately prior to the Merger (after giving effect to a 1-for-6000 reverse stock split of Tremor Common Stock), will be exchanged and converted into shares of New Systems Common Stock at a rate of one (1) share of Tremor Common Stock for two thousand (2,000) shares of New Systems Common Stock (the "Exchange Ratio"). Accordingly, upon consummation of the Merger, New Systems shall issue to the shareholders of Tremor an aggregate of 14,792,000 shares of New Systems Common Stock, and after giving effect to the Merger, existing stockholders of New Systems will own, in the aggregate, approximately 9.5% of the issued and outstanding shares of New Systems Common Stock and the former shareholders of Tremor will own, in the aggregate, approximately 90.5% of the issued and outstanding shares of New Systems Common Stock.

         Except for the dilution in the percentage of stock owned by the current stockholders of New Systems, the additional issuance of shares of New Systems Common Stock will have no effect on the rights of the existing stockholders of New Systems.

                         FINANCIAL AND OTHER INFORMATION

The following is certain financial information concerning Tremor, which includes:

      INDEPENDENT AUDITORS' REPORT                                          9

      FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED MARCH 31, 2001 AND 2000

          Balance Sheets as of March 31, 2001 and 2000                      10

          Statements of Operations for the fiscal years ended
                March 31, 2001 and 2000                                     11

          Statements of Stockholders' Equity (Deficit) for the
                fiscal years ended March 31, 2001 and 2000                  12

          Statements of Cash Flows  for the fiscal years ended
                 March 31, 2001 and 2000                                    13


      SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES               14


      NOTES TO FINANCIAL STATEMENTS                                         17


      UNAUDITED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED
      JUNE 30, 2001 AND 2000

          Balance Sheets as of June 30, 2001 and 2000                       26

          Statements of Operations for the three months ended
                June 30, 2001 and 2000                                      27

          Statements of Cash Flows for the three months ended
                June 30, 2001 and 2000                                      28

      NOTES TO UNAUDITED FINANCIAL STATEMENTS                               29


      MANAGEMENT'S DISCUSSION AND ANALYSIS                                  31

INDEPENDENT AUDITORS' REPORT

To the Stockholders' and Board of Directors of Tremor Entertainment, Inc.
Burbank, California


We have audited the accompanying balance sheets of Tremor Entertainment, Inc. (the "Company") as of March 31, 2001 and 2000, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tremor Entertainment, Inc. as of March 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a net loss for the years ended March 31, 2001 and 2000 of $2,212,047 and $3,603,377, has used cash in operating activities of $1,761,339 and $1,078,431 for the years ended March 31, 2001 and 2000, and at March 31, 2001 has a negative working capital of $144,038. These and other factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO SEIDMAN, LLP
LOS ANGELES, CALIFORNIA

May 15, 2001

                                             TREMOR ENTERTAINMENT, INC.

                                                   BALANCE SHEETS

===================================================================================================================
MARCH 31,                                                                                2001             2000
---------------------------------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
   Cash                                                                            $      162,822    $       4,490
   Receivables                                                                            208,373           17,142
   Prepaid expenses                                                                           972           26,500
---------------------------------------------------------------------------------------------------------------------

Total current assets                                                                      372,167           48,132

PROPERTY AND EQUIPMENT, net (Note 2)                                                      107,115          120,961

DEFERRED FINANCING COST (Note 8)                                                                -           40,117

OTHER ASSETS                                                                               40,114           30,124
---------------------------------------------------------------------------------------------------------------------

Total assets                                                                       $      519,396    $     239,334
---------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Accounts payable                                                                 $       48,243    $     151,132
  Accrued expenses                                                                        139,801          330,787
  Deferred revenue                                                                         52,632           15,000
  Billings in excess of cost and estimated earnings (Note 3)                              275,529                -
  Accrued estimated losses on projects (Note 3)                                                 -          104,200
  Notes payable (Note 4)                                                                        -           40,000
  Notes payable current portion - related party (Note 4)                                        -           17,877
---------------------------------------------------------------------------------------------------------------------

Total current liabilities                                                                 516,205          658,996

NOTES PAYABLE - RELATED PARTY, less current portion (Note 4)                                    -           10,000
---------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                         516,205          668,996
---------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDERS' EQUITY (DEFICIT) (Notes 8 and 10)
   Convertible Preferred Stock, $.10 par value; authorized 20,000,000 shares;
     issued and outstanding 6,000,000 shares (liquidation preference $600,000)            600,000                -
   Common stock, par value $0.01, 50,000,000 and 20,000,000 shares authorized at
     March 31, 2001 and 2000; 14,667,033 and 13,030,004 shares issued and
     outstanding at March 31, 2001 and 2000                                               146,670          130,300
  Additional paid-in capital                                                            5,222,359        3,193,829
  Accumulated deficit                                                                  (5,947,838 )     (3,735,791 )
---------------------------------------------------------------------------------------------------------------------

                                                                                           21,191         (411,662 )
  Less:  Treasury stock, 9,000 shares, at cost                                            (18,000 )        (18,000 )
---------------------------------------------------------------------------------------------------------------------

Total stockholders' equity (deficit)                                                        3,191         (429,662 )
---------------------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity (deficit)                               $      519,396    $     239,334
---------------------------------------------------------------------------------------------------------------------

    SEE ACCOMPANYING SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.


                                                        -10-

                                              TREMOR ENTERTAINMENT, INC.

                                               STATEMENTS OF OPERATIONS


YEARS ENDED MARCH 31,                                                                2001                 2000
---------------------------------------------------------------------------------------------------------------------
REVENUES                                                                      $      1,341,839      $      502,205

COST OF REVENUES                                                                     1,345,428             691,800
---------------------------------------------------------------------------------------------------------------------

GROSS LOSS                                                                              (3,589 )          (189,595 )
---------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
   Marketing                                                                            80,398             104,972
   Research and development                                                            284,409             453,118
   General and administrative, including non-cash charge for
     compensation of $618,900 in 2001 and $1,927,072 in 2000                         1,810,530           2,492,604
---------------------------------------------------------------------------------------------------------------------

Total operating expenses                                                             2,175,337           3,050,694
---------------------------------------------------------------------------------------------------------------------

OPERATING LOSS                                                                      (2,178,926 )        (3,240,289 )

OTHER INCOME (EXPENSE)
   Aborted acquisitions expense                                                              -            (303,992 )
   Interest expense                                                                    (44,257 )           (60,051 )
   Other income                                                                         11,136                 955
---------------------------------------------------------------------------------------------------------------------

Total other expense                                                                    (33,121 )          (363,088 )
---------------------------------------------------------------------------------------------------------------------

NET LOSS                                                                            (2,212,047 )        (3,603,377 )

DIVIDENDS TO PREFERRED SHAREHOLDERS
   Cash dividends                                                                      (24,000 )                 -
   Deemed dividends                                                                   (600,000 )                 -
---------------------------------------------------------------------------------------------------------------------

NET LOSS ATTRIBUTED TO COMMON SHAREHOLDERS                                    $     (2,836,047)     $   (3,603,377 )
---------------------------------------------------------------------------------------------------------------------

    SEE ACCOMPANYING SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.



                                                     TREMOR ENTERTAINMENT, INC.

                                            STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
                                                 YEARS ENDED MARCH 31, 2001 AND 2000


                                   Preferred Stock             Common Stock         Additional
                                -----------------------  -------------------------    Paid-In    Accumulated    Treasury
                                 Shares        Amount      Shares        Amount       Capital      Deficit        Stock     Total
===================================================================================================================================
BALANCE, March 31, 1999                 -   $        -   10,657,483   $ 106,575   $   73,825    $  (132,414)$ $      -  $    47,986

Common stock issued for cash            -            -    1,235,188      12,352    1,116,048              -          -    1,128,400
Common stock issued for
   compensation                         -            -    1,137,333      11,373    1,795,224              -          -    1,806,597
Warrants issued for financing           -            -            -           -       88,257              -          -       88,257
Warrants issued for
   compensation                         -            -            -           -      120,475              -          -      120,475
Acquisition of treasury stock           -            -            -           -            -              -    (18,000)     (18,000)
Net loss                                -            -            -           -            -     (3,603,377)         -   (3,603,377)
-----------------------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 2000                 -            -   13,030,004     130,300    3,193,829     (3,735,791)   (18,000)    (429,662)

Common stock issued for cash            -            -    1,523,196      15,232    1,434,768              -          -    1,450,000
Common stock issued for
   compensation                         -            -      113,833       1,138      240,362              -          -      241,500
Common stock options issued
   for compensation                     -            -            -           -      363,000              -          -      363,000
Warrants issued for
   compensation                         -            -            -           -       14,400              -          -       14,400
Preferred stock issued for
   cash                         6,000,000      600,000            -           -            -              -          -      600,000
Preferred stock cash
   dividends                            -            -            -           -      (24,000)             -          -      (24,000)
Preferred stock deemed
   dividends                            -            -            -           -     (600,000)             -          -     (600,000)
Preferred stock deemed
   dividends                            -            -            -           -      600,000              -          -      600,000
Net loss                                -            -            -           -            -     (2,212,047)         -   (2,212,047)
-----------------------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 2001         6,000,000   $  600,000   14,667,033   $ 146,670   $5,222,359    $(5,947,838)  $(18,000) $     3,191
===================================================================================================================================

                         SEE ACCOMPANYING SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.


                                               TREMOR ENTERTAINMENT, INC.


                                                STATEMENTS OF CASH FLOWS
======================================================================================================================
INCREASE (DECREASE) IN CASH

YEARS ENDED MARCH 31,                                                                    2001               2000
---------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                                                        $(2,212,047)        $(3,603,377)
   Adjustments to reconcile net loss to net cash used in operating activities:
     Depreciation                                                                       52,298              22,824
     Non-cash interest expense                                                          40,117              48,139
     Common stock issued for compensation                                              241,500           1,806,597
     Common stock options issued for compensation                                      363,000                   -
     Warrants issued for compensation                                                   14,400             120,475
     Changes in operating assets and liabilities:
       Receivables                                                                    (191,231)             (6,142)
       Prepaid expenses                                                                 25,528             (26,500)
       Other assets                                                                     (9,990)            (21,262)
       Accounts payable                                                               (102,889)            150,602
       Accrued expenses                                                               (190,986)            311,013
       Deferred revenue                                                                 37,632              15,000
       Billing in excess of cost and estimated earnings                                275,529                   -
       Accrued estimated losses on projects                                           (104,200)            104,200
---------------------------------------------------------------------------------------------------------------------

Net cash used in operating activities                                               (1,761,339)         (1,078,431)
---------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                  (38,452)           (104,250)
---------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from issuance of common stock                                            1,450,000           1,128,400
   Proceeds from issuance of preferred stock                                           600,000                   -
   Preferred stock cash dividend                                                       (24,000)                  -
   Payment on notes payable                                                            (40,000)             40,000
   (Payment on) proceeds from notes payable - related party                            (27,877)             14,583
   Purchase of treasury stock                                                                -             (18,000)
---------------------------------------------------------------------------------------------------------------------

Net cash provided by financing activities                                            1,958,123           1,164,983
---------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                                        158,332             (17,698)

CASH, beginning of year                                                                  4,490              22,188
---------------------------------------------------------------------------------------------------------------------

CASH, end of year                                                             $        162,822      $        4,490
---------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Cash paid for:
     Interest paid                                                            $          4,596      $       10,440
     Income taxes paid                                                                       -               1,462
---------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
     Non cash items:
     Issuance of warrants in connection with debt financing                   $              -      $       88,257
---------------------------------------------------------------------------------------------------------------------

      SEE ACCOMPANYING SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.


                                                         -13-

                           TREMOR ENTERTAINMENT, INC.


             SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
================================================================================

BUSINESS Tremor Entertainment, Inc. ("Tremor" or the "Company"), a California corporation, was organized on August 12, 1998. The Company designs and develops interactive entertainment software for external publishers. Using its design and development capabilities, the Company creates branded product series for existing and emerging hardware platforms. Tremor sells its products to publishers throughout North America. Sales are facilitated by securing strategic relationships with movie studios, licensing agents, and distributors.

                                 The Company is subject to certain business risks which could effect future operations and financial performance. These risks include changing computing environments, rapid technological change, development of new products, and competitive pricing.

RECLASSIFICATIONS                Certain balances as of March 31, 2000 have been
                                 reclassified in the accompanying consolidated financial statements to conform with the current year presentation. The reclassifications had no effect on previously reported net income or stockholders' equity.

PROPERTY AND                     Property and equipment are stated at cost.
EQUIPMENT                        Depreciation is computed using a straight-line
                                 method over the estimated useful lives of respective assets, ranging from three to five years.

                                 The Company reviews the carrying values of its property and equipment for possible impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable. Impairment losses are charged to operations when recognized.

RESEARCH AND
DEVELOPMENT COSTS                Expenses relating to research and development
                                 activities are charged to expense when
                                 incurred.

                           TREMOR ENTERTAINMENT, INC.


             SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
================================================================================

REVENUE AND COST                 Revenues and costs from fixed-price software
RECOGNITION                      development contracts are recognized for each
                                 contract on the percentage-of-completion method, measured by the cost incurred to date, to the total cost for the contract. Management believes the use of the cost to cost method to gauge completion is the best available measure of completeness. Direct costs include, among other things, direct labor and direct overhead.
                                 General and administrative expenses are
                                 accounted for as period costs and are,
                                 therefore, not included in the
                                 percentage-of-completion method of accounting for software development contracts. Project losses are provided in the period in which such losses are determined, without reference to the percentage-of-completion. As contracts can extend over one or more accounting periods, revisions in costs and earnings estimated during the course of the work are reflected during the accounting period in which the facts that required such revisions become known.
                                 Non-refundable advances received at the
                                 inception of a project are deferred and
                                 recognized ratably over the life of the
                                 contract.

                                 The Company accrues for estimated losses on contracts when total estimated contract revenue compared to total estimated contract cost at an accounting reporting period indicate a loss. The costs used in arriving at the accrued estimated loss on a contract include all costs of the type allocable to the contract including change order and price redeterminations. The provision for loss for the year ended March 31, 2000 is accounted for in the statement of operations as an additional contract cost shown as a component of the cost of revenues.

                           TREMOR ENTERTAINMENT, INC.


             SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
================================================================================

INCOME TAXES                     The Company provides for income taxes in
                                 accordance with Statement of Financial
                                 Accounting Standards No. 109, "Accounting for
                                 Income Taxes" (SFAS 109). SFAS 109 requires a company to use the asset and liability method of accounting for income taxes.

                                 Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities and result primarily from differences in methods used to amortize production costs. A valuation allowance is provided when management cannot determine whether it is more likely than not that the deferred tax asset will be realized.

USE OF ESTIMATES                 The preparation of financial statements in
                                 conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

STOCK-BASED COMPENSATION         The Company accounts for stock-based
                                 compensation arrangements in accordance with provisions of APB No. 25, "Accounting for Stock
                                 Issued to Employees" and related
                                 interpretations, and complies with the
                                 disclosure provisions SFAS No. 123, "Accounting for Stock-Based Compensation." Under APB No.
                                 25, compensation cost is recognized based on the difference, if any, on the date of grant between the fair value of the Company's stock and the amount an employee must pay to acquire the stock.

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================


1.      LIQUIDITY AND            The Company incurred losses for the years ended
        GOING CONCERN            March 31, 2001 and 2000 of $2,212,047 and
                                 $3,603,377 and has used cash in operating activities of $1,761,339 and $1,078,431 for the years ended March 31, 2001 and 2000.
                                 Furthermore, at March 31, 2001 the Company has negative working capital of $144,038 and stockholders' equity of $3,191. The Company is in its third year of implementing its business plan and cannot be assured that the results of operations will be sufficient to sustain its operations. Accordingly, there is substantial doubt regarding the Company's ability to continue as a going concern. The Company is pursuing additional capital to meet future financial obligations, but may not be able to do so. Should the Company not be able to raise additional financing or implement its business plan and generate sufficient cash flows from operations, it may have to curtail operations.
                                 The financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern.

2.      PROPERTY AND            Property and equipment consist of the following:
        EQUIPMENT

                                    MARCH 31,                  2001       2000
                                  ---------------------------------------------
                                  Computer equipment        $172,822   $134,891
                                  Furniture and fixtures      13,307     12,786
                                  ---------------------------------------------

                                                             186,129    147,677
                                  Accumulated depreciation   (79,014)   (26,716)
                                  ----------------------------------------------

                                                            $107,115   $120,961
                                  ----------------------------------------------

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

3.      CONTRACTS IN             Billings in excess of costs and estimated
        PROGRESS                 earnings on uncompleted contracts and accrued
                                 estimated losses on projects, which result from total estimated costs exceeding total estimated revenue amounts on uncompleted contracts, are as follows:

                                 MARCH 31,                                     2001       2000
                                 ----------------------------------------------------------------
                                 Cost incurred on uncompleted contracts  $1,106,973  $ 449,383
                                 Estimated earnings (loss) to date           39,866   (293,583)
                                 ----------------------------------------------------------------

                                                                          1,146,839    155,800
                                 Less: billings to date                  (1,422,368)  (260,000)
                                 ----------------------------------------------------------------

                                 Billings in excess of cost and estimated
                                    earnings                              $(275,529)         -

                                 Accrued estimated losses on projects             -  $(104,200)
                                 ----------------------------------------------------------------

4.      NOTES PAYABLE            The Company had notes payable of $40,000 as of
                                 March 31, 2000, payable upon demand, bearing interest at approximately 8% per annum. The
                                 Company also had related party notes payable of $27,877 as of March 31, 2000. As of March 31,
                                 2000, $17,877 of related party notes payable are payable upon demand and $10,000 of related party notes payable mature September 2001.
                                 Related party notes payable bear interest between 8% and 10% per annum. During 2001, the Company repaid all notes payable.

5.      INCOME TAXES             As of March 31, 2001, the Company had unused
                                 Federal and California net operating loss carryforwards of approximately $3,650,000 available to offset against future taxable income. The Federal unused net operating loss carryforward expires in various amounts through the year 2021. The California net operating loss carryforward will expire in various amounts through the year 2008.

                                 Net deferred tax assets of approximately
                                 $1,470,000 as of March 31, 2001, resulting primarily from net operating losses, have been offset by a valuation allowance since management cannot determine whether it is more likely than not such assets will be realized.

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

6.      COMMITMENTS                COMMITMENTS
        AND
        CONTINGENCIES              The Company leases office space and office
                                   equipment under noncancelable operating
                                   leases, which expire in 2004. The future minimum rental payments under these agreements at March 31, 2001 were as follows:

                                  MARCH 31,                           Amount
                                  -----------------------------------------
                                      2002                     $      40,303
                                      2003                            35,008
                                      2004                            13,056
                                  -----------------------------------------

                                   Total rent expense was $64,365 and $31,334 for the years ended March 31, 2001 and 2000, respectively.

                                   CONTINGENCIES

                                   The Company has legal proceedings incidental to its normal business activities. In the opinion of management, the outcome of the proceedings will not have a material adverse effect on the Company's financial position, results of operations or cash flows.

7.      STOCK OPTIONS              During 2001, the Company's Board of Directors
        AND WARRANTS               approved a stock plan allowing for the  grant
                                   of stock and qualified and non-qualified stock options to employees, directors and consultants. The stock plan (the "2001 Plan") authorizes granting of awards up to an aggregate maximum of 8,000,000 shares of common stock. A stock option award term is not to exceed ten years from the date of grant. As of March 31, 2001, no awards were issued pursuant to the 2001 Plan.

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

7.      STOCK OPTIONS            During 2000, the Company's Board of Directors
        AND WARRANTS             approved a non-qualified stock option plan for
        (CONTINUED)              its employees, officers and directors. The 2000
                                 Plan (the " 2000 Plan") authorizes granting of options to purchase up to an aggregate maximum of 6,000,000 shares of common stock, as amended, with an exercise price at least equal to the fair value of the shares at the date of grant. The vesting periods for the options are from one to six years. The stock option term is for a period of ten years from the date of grant. As of March 31, 2001, 415,685 stock options with per common share grant prices ranging from $.10 to $3.00 had been issued pursuant to the 2000 Plan. 82,400 of those options with per common share grant prices ranging from $2.00 to $3.00 were issued during fiscal 2001. The 2000 Plan terminated March 31,
                                 2001.

                                 During September 2000, the Company issued
                                 2,420,000 stock options to officers and
                                 directors with an exercise price of $0.10 per common share not pursuant to the 2000 Plan. The option exercise price was less than the estimated fair value of the Company's common stock on the date of grant resulting in an intrinsic value of $363,000. The intrinsic value of the options was recorded as a non-cash compensation expense.

                                 During April 2000, in connection with an equity transaction, the Company issued 333,333 units. Each unit consisted of one share of Company's common stock and one 5-year warrant to purchase one share of Company's common stock at $3.00 per share. See Note 8.

                                 During April 2000, the Company issued 21,000 warrants to purchase common stock of the Company at $3.00 per common share in exchange for services. The warrants expire in 2005.

                                 In addition, the Company issued 90,000 warrants to purchase common stock of the Company at $.10 per common share as part of a resignation agreement. The warrants expire in 2002. The warrant exercise price was less than the estimated fair value of the Company's common stock on the date of grant resulting in an intrinsic value of $14,400. The intrinsic value of the warrants was recorded as a non-cash compensation expense.

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================


7.      STOCK OPTIONS            In June 1999, the Company issued 6,000 warrants
        AND WARRANTS             at $0.10 per common share to purchase common
        (CONTINUED)              stock of the Company to an employee not
                                 pursuant to the 2000 stock option plan but with terms substantially the same as the plan.

                                 During 2000, the Company issued warrants to purchase 238,875 shares of the Company's common stock in exchange for services and in connection with debt financing. The warrants have exercise prices ranging from $.10 to $4.00 per common share and expire through 2005. Included in the issued warrants are warrants for the purchase of 100,000 shares at $.10 per common share of the Company's common stock that were issued in connection with debt financing. These warrants had been recorded as deferred financing costs on the balance sheet and were to be amortized ratably over the life of the related party debt as interest expense. During 2001, the Company cancelled the outstanding warrant to purchase 100,000 shares of common stock originally issued in connection with the related party financing. See Note 8.

                                 The following table summarizes the stock options and warrants outstanding at March 31, 2001:

                                                                        Weighted
                                                                        Average
                                                           Shares    Exercise Price
                          ---------------------------------------------------------
                          Outstanding at March 31, 1999            -      $     -
                             Granted                         578,160         1.66
                             Cancelled                        (2,880)        2.00
                          ----------------------------------------------------------

                          Outstanding at March 31, 2000      575,280         1.65
                             Granted                       2,946,733          .51
                             Cancelled                      (248,070)        1.27
                          ----------------------------------------------------------

                          Outstanding at March 31, 2001    3,273,943      $   .65
                          ----------------------------------------------------------

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

7.      STOCK OPTIONS            Information relating to stock options and
        AND WARRANTS             warrants at March 31, 2001 summarized by
        (CONTINUED)              exercise price is as follows:

                                                                                               Options and
                                                    Options and Warrants Outstanding       Warrants Exercisable
                                                   ------------------------------------    ---------------------
                                                                 Weighted
                                                                 Average       Weighted                 Weighted
                                                                Remaining      Average                  Average
                                                    Number      Contractual    Exercise                 Exercise
                                 Exercise Price    Outstanding  Life (Years)    Price       Number      Price
                                 ---------------------------------------------------------------------------------
                                         $0.10     2,566,000       4.4          $ 0.10     2,566,000     $ 0.10
                                          2.00       304,735       4.1            2.00      185,734        2.00
                                          3.00       354,333       4.1            3.00      354,333        3.00
                                          4.00        48,875       1.9            4.00       48,875        4.00
                                 ---------------------------------------------------------------------------------

                                  $0.10 - 4.00     3,273,943       3.8          $  .65     3,154,942     $  .60
                                 ---------------------------------------------------------------------------------

                                   The Company applies APB Opinion No. 25 and related interpretations in accounting for its stock option plans. Accordingly, no compensation cost has been recognized for its stock option plans as all grants have been made at or above fair value. Had compensation cost for the Company's stock option plans been determined consistent with FASB 123, the Company's net loss would have been increased to the pro forma amounts included below:

                                   YEARS ENDED MARCH 31,      2001               2000
                                   ----------------------------------------------------------
                                   Net loss, as reported    $(1,834,647)       $(3,603,377)
                                   Net loss, pro forma       (1,918,641)        (3,750,412)
                                   ----------------------------------------------------------

                                   The fair value of option grants is estimated as of the date of grant utilizing the Black-Scholes option-pricing model with the following weighted average assumptions in 2001 and 2000: a discount rate of 6%, volatility of 0%, an expected life of between 1 to 5 years with no expected dividend.

8.      STOCKHOLDERS'              In September 2000, the Company paid off a
        EQUITY                     related party note in the amount of $10,000
                                   and cancelled the outstanding warrant to purchase 100,000 shares of common stock originally issued in connection with the financing.

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

8.      STOCKHOLDERS'            In September  2000, the Company amended its
        EQUITY                   articles of  incorporation  to allow for the
        (CONTINUED)              authorization  to issue two classes of shares.
                                 Common stock authorized to be issued is
                                 50,000,000 shares and Series A Convertible
                                 Preferred Stock authorized to be issued is 20,000,000 shares.

                                 In April 2000, the Company entered into a capital financing agreement with a new strategic investor. Pursuant to this agreement, the Company received $300,000 through the sale of 500,000 shares of common stock.

                                 Additionally in April 2000, the Company had a private placement of $1,000,000 through the sale of 333,333 units. Each unit consisted of one share of the Company's common stock and one 5-year warrant to purchase one share of the Company's common stock at $3.00 per share. In connection with the private placement, the Company issued 600,000 shares of its common stock for services to the new strategic investor.

                                 Also in April 2000, the Company entered into capital financing agreements with two investors. Pursuant to these agreements, the Company received $150,000 through the sale of 75,000 shares of common stock.

                                 Also in April 2000, in connection with services provided to the Company, the Company issued 110,500 shares of common stock of which 100,000 shares were valued at $2.00 per share and 10,500 shares were valued at $3.00 per share. The fair value of these shares on the date of issuance, $231,500, has been included in general and administrative expense.

                                 During the year ended March 31, 2000, the Company sold an additional 976,088 shares of common stock for $610,200, pursuant to private placements.

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

8.      STOCKHOLDERS'            In March 2000, the Company entered into a
        EQUITY                   capital and consulting agreement with a
        (CONTINUED)              strategic investor. Under terms of this
                                 agreement, the Company issued 333,333 shares to the investor for interactive industry consulting. The fair value of these shares on the date of issuance, $200,000, has been included in general and administrative expense.

                                 In October 1999, the Company entered into an agreement with a consultant to provide various strategic consulting and financial relations services. Pursuant to this agreement, the Company will pay the consultant 2% to 10% of any funds received through contacts initiated by the consultant. In addition, the Company issued the consultant 100,000 shares. The fair value of these shares on the date of issuance, $200,000, has been included in general and administrative expense. This agreement provides for the issuance of up to 233,333 additional shares if specific funding targets are reached.

                                 In June 1999, the Company issued 700,000 shares to the partners of a media licensing and consulting company in exchange for certain consulting services, including access to media licenses for interactive games. The fair value of these shares on the date of issuance, $1,400,000, has been included in general and administrative expense.

                                 From April 1999 through November 1999, the
                                 Company raised $518,200 from the sale of 259,100 shares of its common stock pursuant to a private placement under Rule 504 of Regulation D of the Securities Act of 1933.

                                 SERIES A CONVERTIBLE PREFERRED STOCK

                                 In September 2000, the Company issued 6,000,000 shares of Series A Convertible Preferred Stock for net proceeds of $600,000. Dividends on the shares of the Series A Convertible Preferred Stock are cumulative, are payable quarterly in arrears at the rate of $0.002 per preferred share. Each share of Series A Convertible Preferred Stock carries a $.10 per share liquidation preference.

                           TREMOR ENTERTAINMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================


8.      STOCKHOLDERS'            Each share of the Series A Convertible
        EQUITY                   Preferred Stock is convertible into five shares
        (CONTINUED)              of Common Stock of the Company, subject to
                                 adjustment under certain conditions. The conversion feature of the Series A Convertible
                                 Preferred Stock resulted in a one time deemed dividend of $600,000 due to the beneficial nature of the conversion feature at the time of issuance.

                                 The Series A Convertible Preferred Stock is not redeemable and is not entitled to the benefit of any sinking fund.

9.      MAJOR CUSTOMERS          Approximately 85% and 11% of sales were made to
                                 two customers in the year ended March 31, 2001.
                                 Approximately 96% of receivables as of March
                                 31, 2001 is due from the largest customer.

                                 Approximately 57%, 20% and 18% of sales were made to three customers in the year ended March 31, 2000.

10.     SUBSEQUENT               In June 2001, the Company initiated a private
        EVENTS                   placement of up to 6,000,000 shares of the
        (UNAUDITED)              Company's common stock at $.25 per share for an
                                 aggregate of $1,500,000. As of June 2001, no common stock had been sold nor proceeds received.

                                 Also, the Company is in the process of amending its articles of incorporation to increase the common stock authorized to be issued to 100,000,000 shares.

                                          TREMOR ENTERTAINMENT, INC.


                                                 BALANCE SHEETS


JUNE 30,                                                                     2001           2000
------------------------------------------------------------------------------------------------------
ASSETS                                                                            (UNAUDITED)

CURRENT ASSETS
    Cash                                                                       $ 94,055     $ 125,992
    Receivables                                                                   8,657       111,476
    Prepaid expenses                                                              4,906        18,462
    Costs in Excess of Billing (Note 3)                                               -        59,391
------------------------------------------------------------------------------------------------------
Total current assets                                                            107,618       315,321

PROPERTY AND EQUIPMENT, NET                                                     101,024       118,705
DEFERRED FINANCING COST                                                               -        16,045
OTHER ASSETS                                                                     42,595        63,698
------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                  $ 251,237     $ 513,769
------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
      Accounts Payable                                                        $ 187,191      $ 44,385
      Accrued expenses                                                          141,535        16,830
      Deferred revenue                                                           36,842       107,500
      Billing in excess of cost and estimated earnings (Note 3)                 195,273             -
      Accrued estimated losses on projects (Note 3)                                   -        68,783
      Notes payable current portion - related party                                   -         3,067
------------------------------------------------------------------------------------------------------

Total current liabilities                                                       560,841       240,565
Notes payable - related party, less current portion                                   -        10,000
------------------------------------------------------------------------------------------------------

Total liabilities                                                               560,841       250,565
------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY (DEFICIT)
    Convertible Preferred Stock, $.10 par value: authorized 20,000,000 shares: issued and outstanding 6,000,000 shares (liquidation
      preference $600,000)                                                      600,000             -
    Common stock, par value $0.01, 50,000,000 and 20,000,000 shares authorized at June 30, 2001 and 2000: 14,667,033 shares
      issued and outstanding at June 30, 2001 and 2000                          146,670       146,670
    Additional paid-in capital                                                5,210,359     4,868,959
    Accumulated deficit                                                      (6,248,633)   (4,734,425)
------------------------------------------------------------------------------------------------------
                                                                               (291,604)      281,204
    Less: Treasury stock, 9,000 shares, at cost                                 (18,000)      (18,000)
------------------------------------------------------------------------------------------------------

Total stockholder's equity (deficit)                                           (309,604)      263,204
------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity ( deficit)                         $ 251,237     $ 513,769
------------------------------------------------------------------------------------------------------



                                  TREMOR ENTERTAINMENT, INC.

                                  STATEMENTS OF OPERATIONS


THREE MONTHS ENDED JUNE 30,                                              2001               2000
--------------------------------------------------------------------------------------------------------
                                                                                (UNAUDITED)
REVENUES                                                                  $ 546,045            $ 86,891

COST OF REVENUES                                                            546,024             137,845
--------------------------------------------------------------------------------------------------------

GROSS INCOME (LOSS)                                                              21             (50,954)
--------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
    Marketing                                                                 3,605              28,868
    Research and development                                                  6,876             250,759
    General and administrative                                              291,439             647,004
--------------------------------------------------------------------------------------------------------

Total operating expenses                                                    301,920             926,631
--------------------------------------------------------------------------------------------------------

OPERATING LOSS                                                             (301,899)           (977,585)

Other income (expense)
    Interest expense                                                           (314)            (26,543)
    Other income                                                              1,418               5,494
--------------------------------------------------------------------------------------------------------

Total other income (Expense)                                                  1,104             (21,049)
--------------------------------------------------------------------------------------------------------

NET LOSS                                                                   (300,795)           (998,634)

Dividends to preferred shareholders
    Cash dividends                                                          (12,000)                  -
--------------------------------------------------------------------------------------------------------

Net loss attributed to common shareholders                               $ (312,795)       $   (998,634)
--------------------------------------------------------------------------------------------------------

                                 TREMOR ENTERTAINMENT, INC.


                                  STATEMENTS OF CASH FLOWS

INCREASE (DECREASE) IN CASH

Three months ended June 30,                                                   2001             2000
                                                                        ----------------------------------
                                                                                   (UNAUDITED)
CASH FLOWS FROM OPERATIONS ACTIVITIES
    Net loss                                                                  $ (300,795)     $  (998,634)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
        Depreciation                                                              15,594           12,251
        Common stock issued for compensation                                           -          241,500
        Non-cash interest expense                                                      -           24,072
        Changes in operating assets and liabilities:
           Receivables                                                           199,716          (94,333)
           Prepaid expenses                                                       (3,934)           8,038
           Costs in excess of billing                                                  -          (59,391)
           Other assets                                                           (2,483)         (33,574)
           Accounts payable                                                      138,948         (106,747)
           Accrued expenses                                                        1,734         (313,957)
           Deferred revenue                                                      (15,789)          92,500
           Billing in excess of cost and estimated earnings                      (80,256)               -
           Accrued estimated losses on projects                                        -          (35,417)
                                                                        ----------------------------------

Net cash used in operating activities                                            (47,265)      (1,263,692)
                                                                        ----------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment                                            (9,502)          (9,996)
                                                                        ----------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of common stock                                             -        1,450,000
    Preferred stock cash dividend                                                (12,000)               -
    Payment on notes payable                                                           -          (40,000)
    (Payment on) proceeds from notes payable - related party                           -          (14,810)
                                                                        ----------------------------------

Net cash provided by (used in) financing activities                              (12,000)       1,395,190
                                                                        ----------------------------------

NET INCREASE (DECREASE) IN CASH                                                  (68,767)         121,502

Cash, beginning of period                                                        162,822            4,490
                                                                        ----------------------------------

Cash, end of period                                                             $ 94,055        $ 125,992
                                                                        ----------------------------------


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION CASH PAID FOR:
      Interest paid                                                                $ 314          $ 2,927
                                                                        ----------------------------------

                           TREMOR ENTERTAINMENT, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
================================================================================

1.      BASIS OF
        PRESENTATION    In the opinion of management, the accompanying financial
                        statements reflect all adjustments consisting of normal recurring accruals, necessary to present fairly the financial position as of June 30, 2001 and 2000 and the results of its operations for the three-month periods ended June 30, 2001 and 2000. Although management believes that the disclosures in these financial statements are adequate to make the information presented not misleading, certain information and footnote disclosures normally included in financial statements that have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities Exchange Commission.

                        The results of operations for the three-month period ended June 30, 2001 are not necessarily indicative of the results that may be expected for the full year ending March 31, 2002. The accompanying financial statements should be read in conjunction with the more detailed financial statements for the year ended March 31, 2001, and the related footnotes thereto, filed with the New Systems, Inc. Information Statement pursuant to
                        Section 14(c) of the Securities and Exchange Act of
                        1934.

2.      LIQUIDITY AND   The Company incurred losses for the three months ended
        GOING CONCERN   June 30, 2001 of $300,795 and has used cash in operating
                        activities of $47,265 for the three months ended June
                        30, 2001. Furthermore, at June 30, 2001 the Company had negative working capital of $453,223 and stockholders' deficit of $309,604. The Company is in its third year of implementing its business plan and cannot be assured that the results of operations will be sufficient to sustain its operations. Accordingly, there is substantial doubt regarding the Company's ability to continue as a going concern. The Company is pursuing additional capital to meet future financial obligations, but may not be able to do so. Should the Company not be able to raise additional financing or implement its business plan and generate sufficient cash flows from operations, it may have to curtail operations. The financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern.

3.      CONTRACTS IN    Costs and estimated earnings in excess of billings and
        PROGRESS        billings in excess of costs and estimated earnings on
                        uncompleted contracts consist of the following:

                    JUNE 30,                                      2001         2000
                    -----------------------------------------------------------------
                    Cost incurred on uncompleted contracts   $ 1,652,997   $ 622,645
                    Estimated earnings to date                    39,888    (352,037)
                    -----------------------------------------------------------------
                                                               1,692,885     270,608
                    Less: billings to date                    (1,888,158)   (280,000)
                    -----------------------------------------------------------------
                                                             $  (195,273)  $  (9,392)
                    -----------------------------------------------------------------
                    Included in the accompanying balance sheets under the
                    following captions:

                    JUNE 30,                                      2001         2000
                    -----------------------------------------------------------------
                    Costs and estimated earnings in excess of
                      billings on uncompleted contracts                -   $   59,391
                    Billings in excess of cost and estimated
                       earnings on uncompleted contracts        (195,273)          -
                    Accrued estimated losses on projects               -     (68,783)
                    -----------------------------------------------------------------
                                                             $  (195,273)  $  (9,392)
                    -----------------------------------------------------------------

                           TREMOR ENTERTAINMENT, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
================================================================================

4       SUBSEQUENT      In July 2001, the Company received loans from RAM
        EVENTS          Capital Management and Martin Eric Weisberg, each
                        related  parties, for  $50,000  each  for  short  term
                        operating  capital needs. The Company issued  promissory
                        notes maturing on August 23, 2001 with interest  payable
                        at 12% per annum.  In addition to the  promissory  notes
                        each party  received  a warrant  agreement  for  150,000
                        shares of Tremor common stock at an exercise price of $.10 per share resulting in an additional non-cash interest expense of approximately $22,500.00 for each promissory note.

                        In August 2001, the Company repaid the notes including interest to both parties.

                        In September 2001, the Company received a loan in the amount of $250,000 from RAM Venture Holdings Corp., a related party, for short term operating capital.
                        The Company issued a promissory note maturing on November 6, 2001 with interest payable at 12% per annum. In addition to the promissory note, RAM Venture Holdings Corp. received a warrant agreement for 750,000 shares of Tremor common stock at an exercise price of $.10 per share resulting in additional non-cash expense of approximately $112,500.00.

                        On September 30, 2001 the Company repaid $126,973 representing one half the principal amount of the note plus interest.

                        On July 23, 2001, Tremor entered into a stock purchase agreement (the "Stock Purchase Agreement") with RAMVH and KM Financial. Pursuant to the terms and conditions of the Stock Purchase Agreement, in contemplation of a proposed merger, Tremor purchased from RAMVH and KM Financial 1,500,000 shares and 300,000 shares, respectively, of New Systems Common Stock (the "Shares"). The purchase price for the Shares consisted of (i) an aggregate of Five Thousand Dollars ($5,000), $4,167 paid to RAMVH and $833 paid to KM Financial, at the closing of the Stock Purchase Agreement; (ii) deferred payments aggregating Two Hundred Fifty Thousand Dollars ($250,000), due September 24, 2001 (subject to a 45-day grace period), without interest, $208,333 to be delivered to RAMVH and $41,667 to be delivered to KM Financial; and (iii) deferred payments aggregating $250,000, due on December 24, 2001 (subject to a 22-day grace period), without interest, $208,333 to be delivered to RAMVH and $41,667 to be delivered to KM Financial.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS


FORWARD LOOKING INFORMATION

        All statements, other than historical facts, regarding the Company's business strategy and plans of management for future operations are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, which include, but are not limited to, words such as "expert," "anticipate," "plan," estimate," "project," "intend" and "scheduled" are based on management's beliefs and assumptions, and on information currently available to management. Forward-looking statements involve certain known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. A wide variety of factors could cause or contribute to such differences and could adversely impact revenues, profitability, cash flows and capital needs. These factors include, among others, the Company's ability to successfully implement its business plan; any uncertainties relating to customer plans and commitments; the timely development and market acceptance of the Company's products and technologies; possible product defects and product liability, dependence on intellectual property rights, the highly competitive environment in which the Company operates and other risks detailed from time to time in the Company's periodic reports filed with the United States Securities and Exchange Commission and other regulatory authorities.

OVERVIEW

        The Company is a developer of interactive entertainment software for the most popular video game consoles, including Sony PlayStation, Sega Dreamcast and Microsoft's upcoming Xbox. The Company creates software that provides immersive game experiences by combining advanced technology with engaging content, vivid graphics and rich sounds.

        The Company, which commenced operations in 1998, has developed a variety of products, including Sega Swirl(R), Railroad Tycoon II for Dreamcast, Railroad Tycoon II for PlayStation, and KISS: Psycho Circus for Dreamcast. The Company's employees include industry veterans whose past credits include such breakaway hits as StarCraft, WarCraft and Diablo.

        The Company currently has an agreement with Microsoft under which the Company is creating a major original product for Microsoft's Xbox. Xbox, which is planned for release in November 2001, is intended to be the most technologically powerful video game console on the market, and will represent Microsoft's first foray into video game hardware. At this time, all of the Company's development activities are being dedicated to the completion of the game. The agreement with Microsoft provides for periodic payments to the Company based upon the attainment of various development milestones, and provides for a royalty based upon Microsoft's sales of the game. The periodic payments under the agreement will aggregate approximately $3 million through delivery. At present, the Company's agreement with Microsoft is the Company's only source of operating revenue. The Company's product is presently scheduled to ship in early fall of 2002 under the Microsoft label.

        In addition to the Xbox game, Tremor and Microsoft have secured initial agreements for comic book, novel, and feature film deals based on the game's underlying intellectual property, which Microsoft owns. Tremor created and developed this intellectual property and will receive 10% of Microsoft's net revenues from ancillary products based upon such intellectual property.

RESULTS OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2001 COMPARED TO THE THREE MONTHS
ENDED JUNE 30, 2000

         Net revenues for the three months ended June 30, 2001 increased by $459,154 to $546,045 from $86,891 in the comparable 2000 period. This increase was driven by the revenue received from the development contract for a first party game with Microsoft.

         Cost of sales increased by $408,179 for the three months ended June 30, 2001 compared to the same period last year, from $137,845 to $546,024. The increase in cost of sales was due to increased labor costs for work on the new contract.

         Marketing expenses decreased by $25,263 for the three months ended June 30, 2001 to $3,605 from $28,868 for the same period last year due to a shift from in house marketing to sub-contracting for marketing services on as-needed basis.

         Research and development expenses decreased by $243,883 for the three months ended June 30, 2001 from the same period last year from $250,759 to $6,876. the decrease was due to all in-house talent working on contracted game development.

         General and administrative expenses decreased by $355,565 for the three months ended June 30, 2001 compared to the same period last year from $647,004 to $291,439. The decrease is primarily due to lower non-cash adjustments resulting from the absence of common stock issued in exchange for services for the 3 month period ended June 30, 2001.

         Operating losses for the three months ended June 30, 2001, was $301,899 compared to $977,585 in the same period last year. The decrease in operating loss is primarily the result of decreased general and administrative expenses and efficiencies in other areas of business operations together with the increase in revenues.

         Interest expense decreased to $314 for the three months ended June 30, 2001, from $26,543 for the three months ended June 30, 2000. This decrease in interest expense was the result of lowered borrowing needs due to the Company's increased cash flow from receivables.

         Other income decreased by $4,076 for the three months ended June 30, 2001 as compared to the three months ended June 30, 2000 from $5,494 to $1,418. The decrease was due to fewer cash reserves in interest bearing accounts.

         As a result of the foregoing, net loss decreased by $697,839 for the three months ended June 30, 2001, from $998,634 to $300,795 for the corresponding period in 2000.

FISCAL YEARS ENDED MARCH 31, 2001 AND 2000

         Net revenues for the fiscal year ended March 31, 2001 increased by $839,634 to $1,341,839 from $502,205 for the same period last year. This increase was driven by the Company's revenue received from a development contract for a first party game with Microsoft.

         Cost of sales increased by $653,628 for the fiscal year ended March 31, 2001 to $1,345,428 from $691,800 in the same period last year. The increase in cost of sales represent increased labor costs for work on new contracts.

         Marketing expenses decreased by $24,574 for the fiscal year ended March 31, 2001 to $80,398 from $104,972 for the same period last year. The decrease is due to lower advertising and promotional expenses.

        Research and development expenses decreased by $168,709 to $284,409 for the fiscal year ended March 31, 2001 from $453,118 for the same period in 2000. This decrease in research and development expense was a result of in-house talent working on contracted game development.

         General and administrative expenses for the fiscal year ended March 31, 2001 decreased by $682,074 to $1,810,530 from $2,492,604 for the same period in 2000. The decrease is due to lower non-cash adjustments resulting from a reduction in the amount of common stock issued in exchange for services.

         Operating loss for the fiscal year ended March 31, 2001 was $2,178,926, compared to $3,240,289 in fiscal 2000. This decrease in operating loss is primarily the result of decreased general and administrative expenses as discussed above and increased efficiencies in other areas of business operations together with the increase in revenues.

         The fiscal year ended March 31, 2000 included $303,992 of aborted acquisition expense in connection with the Company's abandoned purchase of Hyperbole Studios which was discontinued due to a limited market for its products and services.

         Interest expense decreased to $44,257 for the fiscal year ended March 31, 2001, from $60,051 for the fiscal year ended March 31, 2000. This decrease in interest expense resulted from the Company's increased cash flow from receivables that lowered its borrowing needs.

         Other income increased to $11,136 for the fiscal year ended March 31, 2001 from $955 for the fiscal year ended March 31, 2000. The increase was due to higher cash reserves in interest bearing accounts.

         Net loss decreased to $2,212,047 for the fiscal year 2001 from a net loss of $3,603,377 for fiscal year ended March 31, 2000 primarily due to increased revenues from contract with Microsoft and lower operating expenses as discussed above.

LIQUIDITY AND CAPITAL RESOURCES

         The Company's cash and cash equivalents decreased from $162,822 at March 31, 2001 to $94,055 at June, 2001. This was in comparison to a $121,502 increase in cash flows for the three months ended June 30, 2000 from $4,490 at March 31, 2000 to $125,992 at June 30, 2000. This decrease in cash for the three months ended June 30, 2001 resulted from $47,265, $12,000 and $9,502 cash utilized in operating activities, financing activities and investing activities, respectively. The cash used in operating activities primarily was the result of the Company's net loss and changes in accounts receivable, accrued expense and accounts payable. The cash used in financing activities represent preferred stock cash dividend. The cash used in investing activities is the result of capital expenditures. As of September 30, 2001 the Company's cash and cash equivalents were $150,380.

         At June 30, 2001 the Company had negative working capital of $453,223 and stockholders' deficit of $309,604. The Company is in its third year of implementing its business plan and cannot be assured that the results of operations will be sufficient to sustain its operations. Accordingly, there is substantial doubt regarding the Company's ability to continue as a going concern. We may in the future be required to raise additional funds through public or private financing, strategic relationships or other arrangements. We cannot be certain that any such financing will be available on acceptable terms, or at all, and our failure to raise capital when needed could seriously harm our business. Additional equity financing may be dilutive to the holders of our common stock, and debt financing, if available, may involve restrictive covenants. Moreover, strategic relationships, if necessary to raise additional funds, may require use to relinquish some technology rights or modify our allocation of resources. Should the Company not be able to raise additional financing or implement its business plan and generate sufficient cash flows from operations, it may have to curtail operations. The financial statements do not included any adjustments that may be necessary if the Company is unable to continue as going concern.

                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

         Each stockholder should be aware that Norman Becker, Frank R. Bauer and Diane Martini, each of whom is a director and an officer of New Systems and who voted unanimously in favor of the actions set forth below, are each directors and officers of RAMVH and have interests in the Merger that may present actual or potential conflicts.

         On July 23, 2001, Tremor entered into a stock purchase agreement (the "Stock Purchase Agreement") with RAMVH and KM Financial. Pursuant to the terms and conditions of the Stock Purchase Agreement, in contemplation of the Merger, Tremor purchased from RAMVH and KM Financial 1,500,000 shares and 300,000 shares, respectively, of New Systems Common Stock (the "Shares"). The purchase price for the Shares consisted of (i) an aggregate of Five Thousand Dollars ($5,000), $4,167 paid to RAMVH and $833 paid to KM Financial, at the closing of the Stock Purchase Agreement; (ii) deferred payments aggregating Two Hundred Fifty Thousand Dollars ($250,000), due September 24, 2001 (subject to a 45-day grace period), without interest, $208,333 to be delivered to RAMVH and $41,667 to be delivered to KM Financial; and (iii) deferred payments aggregating $250,000, due on December 24, 2001 (subject to a 22-day grace period), without interest, $208,333 to be delivered to RAMVH and $41,667 to be delivered to KM Financial. It is presently anticipated that the foregoing deferred payments of $500,000 in the aggregate will be made from the proceeds of future equity financings by Tremor and/or New Systems. The Shares were delivered to Tremor subject to the grant of a proxy to RAMVH and KM Financial to vote the Shares sold by them, in the name of Tremor, at any meeting of stockholders of New Systems or in connection with any written consent of the stockholders of New Systems in lieu of a meeting, which proxy shall terminate upon the earlier of the effective time of the Merger or the termination of the Merger Agreement. By written consent in lieu of a meeting, dated October 3, 2001, RAMVH and KM Financial voted to approve the Merger in the name and on behalf of Tremor, in its capacity as the holder of the majority of shares of New Systems Common Stock. Pursuant to the terms of the Merger Agreement, immediately prior to the effective time of the Merger, the 1,800,000 shares of New Systems Common Stock owned by Tremor will be cancelled.

         The Stock Purchase Agreement provides that if New Systems fails to satisfy certain conditions precedent to the Merger set forth in the Merger Agreement, including (a) the continued accuracy of the New Systems' representations and warranties contained in the Merger Agreement, (b) the New Systems' performance of, or compliance with, as the case may be, the covenants and agreements to be performed by New Systems under the Merger Agreement, (c) the absence of any order, decree or injunction that would prohibit New Systems from consummating the Merger, (d) the absence of a "material adverse change" with respect to New Systems and (e) compliance by New Systems with securities law requirements relating to the distribution of an information statement to its shareholders with respect to the Merger, Tremor will have the right to rescind the purchase of the Shares.

        The payment of the $500,000 deferred portion of the purchase price under the Stock Purchase Agreement (the "Deferred Payment") is secured pursuant to the terms of a non-recourse pledge agreement (the "Pledge Agreement") among RAMVH, KM Financial and RAM Capital Management Trust, a Massachusetts Business Trust ("RAM Capital"). Under the Pledge Agreement, RAM Capital has agreed to secure Tremor's obligations to pay the Deferred Payment by pledging to RAMVH 5,000,000 shares of common stock, par value $0.0001 per share, of RAMVH (the "Pledged Securities") owned by RAM Capital, with RAMVH to accept and hold such pledge for itself and as agent for KM Financial. Forty percent (40%) of the Pledged Securities shall be returned to RAM Capital upon payment of the initial $250,000 portion of the Deferred Payment by Tremor and the entire balance of the Pledged Securities shall be returned upon payment in full of the remaining Deferred Payment.

         RAM Capital owns 5,000,000 shares of common stock of RAMVH, representing 33% of the issued and outstanding shares of RAMVH. After giving effect to the sale by RAMVH to Tremor of 1,500,000 shares of New Systems Common Stock pursuant to the Stock Purchase Agreement, RAMVH owns 360,000 shares of New Systems Common Stock.

                        NOTICE TO STOCKHOLDERS OF ACTIONS
                       APPROVED BY CONSENTING STOCKHOLDERS

         The following actions have been approved by the written consent of holders of a majority of the issued and outstanding shares of New Systems Common
Stock:

                                    ACTION 1

                  APPROVAL OF THE AGREEMENT AND PLAN OF MERGER
                  --------------------------------------------

                   CONTACT INFORMATION AND BUSINESS CONDUCTED
                           BY EACH PARTY TO THE MERGER

NEW SYSTEMS, INC.

         New Systems, Inc. ("New Systems"), was incorporated under the laws of Nevada on December 10, 1987, under the name "Municipal Systems, Inc." for the purpose of acquiring all of the issued and outstanding capital stock of CSH Corporation, a Utah corporation ("CSH"), that was then primarily engaged in the development, manufacturing and marketing of specialized accounting software programs principally for school district funding and secondary school activity funding. By November 1991, CSH ceased operations and was dissolved.

         Currently, New Systems is not engaged in any business operation other than seeking to locate an existing business with which it could enter into a merger or acquisition. New Systems, principal executive offices are located at 3040 E. Commercial Boulevard, Ft. Lauderdale, Florida 33308, and its telephone number is (954) 772-2297.

NEW TREMOR ACQUISITION CORP.

         New Tremor Acquisition Corp. ("Acquisition"), is a corporation that is wholly-owned by New Systems that does not conduct any business activities and has been formed solely to effect the Merger. Pursuant to the Merger Agreement, Acquisition will be merged into Tremor, and Tremor as the surviving corporation will be a wholly-owned subsidiary of New Systems and continue its interactive video game development business (the "Surviving Corporation"). Acquisition's principal executive offices are located at 3040 E. Commercial Boulevard, Ft. Lauderdale, Florida 33308, and its telephone number is (954) 772-2297.

TREMOR ENTERTAINMENT INC.

         Tremor Entertainment Inc. ("Tremor"), is a developer of interactive entertainment software for the most popular video game consoles, including Sony PlayStation, Sega Dreamcast and Microsoft's upcoming Xbox. Tremor creates software that provides immersive game experiences by combining advanced technology with engaging content, vivid graphics and rich sounds.

         Tremor, which commenced operations in 1998, has developed a variety of products, including SEGA SWIRL(R), RAILROAD TYCOON II for Dreamcast, RAILROAD TYCOON II for PlayStation, and KISS: PSYCHO CIRCUS for Dreamcast. Tremor's employees include industry veterans whose past credits include such games as STARCRAFT, WARCRAFT and DIABLO.

         Tremor currently has an agreement with Microsoft under which Tremor is creating a major original product for Microsoft's Xbox. Xbox, which is planned for release in November 2001, will represent Microsoft's first foray into video game hardware. At this time, all of Tremor's development activities are being dedicated to the completion of the game. The agreement with Microsoft provides for periodic payments to Tremor based upon the attainment of various development milestones, and provides for a royalty based upon Microsoft's sales of the game. The periodic payments under the agreement will aggregate approximately $3 million through delivery. At present, Tremor's agreement with Microsoft is Tremor's only source of operating revenue. Tremor's product is presently scheduled to ship in early fall of 2002 under the Microsoft label.

         In addition to the Xbox game, Tremor and Microsoft have secured initial agreements for comic book, novel, and feature film deals based on the game's underlying intellectual property, which Microsoft owns. Tremor created and developed this intellectual property and will receive 10% of Microsoft's net revenues from ancillary products based upon such intellectual property.

         Tremor's business plan is to seek to leverage its creative reputation, production discipline, proprietary technology, and business expertise to create a stable of franchise titles capable of exploitation across several marketing niches and/or gaming platforms. In addition, Tremor seeks to license the characters and storylines of its current and future titles across various media platforms other than video game consoles, such as toys, comic books, traditional books and feature films. Tremor is in the process of implementing this strategy in its current Microsoft contract, for which a series of initial licensing agreements has already been secured.

         Tremor's principal executive offices are located at 2621 West Empire Avenue, Burbank CA 91504 and its telephone number is (818) 729-0020.

PRODUCT DEVELOPMENT

         Tremor develops interactive entertainment software titles that provide immersive game experiences by combining advanced technology with engaging content, vivid graphics and rich sounds. Tremor depends upon the experience and judgment of its core personnel to create its products. Tremor's employees include industry veterans whose past credits include such titles as STARCRAFT, WARCRAFT and DIABLO, in addition to the titles developed during Tremor's existence.

         Tremor's primary customers are publishers, for whom it creates the products that publishers then bring to market.

         Each of Tremor's employees is a specialist in one of the disciplines necessary to create a game: character and story creation, game design, 3D modeling, texture painting, character animation, environment creation, and the complex web of programming that supports it all. In addition, Tremor provides the production management and administrative functions necessary to support and direct product development.

COMPETITION

         Tremor competes for the funding, marketing and distribution resources of publishers with a variety of development entities, some of which are the internal development teams at such companies as Sony, Nintendo, Sega and Microsoft, each of which is the largest developer and marketer of software for its platforms. Sony and Nintendo currently dominate the industry and have the financial resources to increase their own software development efforts.

         In addition, Tremor competes with those domestic public and private companies, international companies, large software companies and media companies that have development capacity. Tremor's primary competitors are the approximately 10-15 top tier developers capable of creating world-class original games and the intellectual properties that support them. Among these developers are Shiny, Blizzard, Naughty Dog, and Id. Many of these companies have far greater financial, technical, personnel and other resources than Tremor does, and many are able to spend more on the development of original titles. Tremor's titles also compete with other forms of entertainment such as motion pictures, television and audio and video cassettes featuring similar themes, on-line computer programs and forms of entertainment which may be less expensive or provide other advantages to consumers.

         Retailers typically have limited shelf space and promotional resources, and competition is intense among an increasing number of newly introduced interactive entertainment software titles for adequate levels of shelf space and promotional support. Accordingly, Tremor may not be able to achieve the levels of support and shelf space that other titles receive. Prolonged price competition may cause Tremor's projected royalty revenues to decrease significantly.

         The interactive game development industry has traditionally been fiercely competitive as a result of low barriers to entry: in the past, anyone with a computer could set up shop as a developer. While the industry remains highly competitive, the increasing complexity and expense of console development has dimmed the prospects of small under-funded developers. This gives an advantage to established developers, such as Tremor, with proprietary technology, track records of delivery, and the infrastructure and personnel necessary to carry out sophisticated development.

MARKETING AND SALES

         Since Tremor's primary customers are publishers - not end consumers - the publishers essentially provide the sales function for Tremor 's products. Tremor does not require its own dedicated sales force.

         Tremor's marketing efforts are focused primarily on grass roots public relations designed to burnish Tremor's "branding" and name recognition among both publishers and end-users. Tremor accomplishes this through interviews with the industry press, hiring announcements, and a careful organization of public relations efforts between Tremor and its publisher.

INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS

         Tremor holds copyrights on certain of its products and technologies, and has applied for trademark rights in Tremor's name and logo. Tremor does not currently hold any patents.

         Tremor regards its software as proprietary and relies primarily on a combination of copyright, trademark and trade secret laws, employee and third party nondisclosure agreements and other methods to protect its intellectual property and proprietary rights. Tremor is aware that unauthorized copying occurs within the computer software industry, and if a significantly greater amount of unauthorized copying of Tremor's interactive entertainment software products were to occur, Tremor's operating results could be materially adversely affected. However, most unauthorized copying occurs with games created for personal computers. Tremor's business is focused on the creation of games for consoles, which have far more built-in anti-pirating controls than personal computers. This limits Tremor's exposure to the adverse affects of unauthorized copying.

         Tremor relies on existing copyright laws and the obligations contained within its agreements with third party publishers to prevent unauthorized distribution of its software. Existing copyright laws afford only limited protection. Policing unauthorized use of Tremor's products is difficult, and software piracy can be expected to be a persistent problem, especially in certain international markets. Further, the laws of certain countries in which Tremor's products are or may be distributed either do not protect Tremor's products and intellectual property rights to the same extent as the laws of the U.S. or are weakly enforced. Legal protection of Tremor's rights may be ineffective in such countries, and as Tremor leverages its software products using emerging technologies, such as the Internet and on-line services, the ability of Tremor to protect its intellectual property rights, and to avoid infringing the intellectual property rights of others, becomes more difficult. In addition, the intellectual property laws are less clear with respect to such emerging technologies. There can be no assurance that existing intellectual property laws will provide adequate protection to Tremor's products in connection with such emerging technologies.

         As the number of software products in the interactive entertainment software industry increases and the features and content of these products further overlap, interactive entertainment software developers may increasingly become subject to infringement claims. Although Tremor makes reasonable efforts to ensure that its products do not violate the intellectual property rights of others, there can be no assurance that claims of infringement will not be made. Any such claims, with or without merit, can be time consuming and expensive to defend. There can be no assurance that existing or future infringement claims against Tremor will not result in costly litigation or require Tremor to license the intellectual property rights of third parties, either of which could have a material adverse effect on Tremor's business, operating results and financial condition.

EMPLOYEES

         As of September 30, 2001, Tremor had 31 full-time employees (excluding Messrs. Oshinsky and Flowers, who are not full-time employees), including 28 in product development and three performing finance, general and administrative duties. Tremor also retains independent contractors to provide certain services, primarily in connection with its product development activities. Tremor and its full-time employees are not subject to any collective bargaining agreements and Tremor believes that its relations with its employees are good.

FACILITIES

         Tremor is located in Burbank, California, where it leases approximately 4,400 square feet of office space. This lease expires in August, 2003 and provides Tremor with an option to extend the lease for five additional years. Tremor believes that its facilities are adequate for its current needs. However, any expansion of Tremor's operations beyond the current team will require expanding existing space or moving to a new office space.

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF  TREMOR

         The following table sets forth Tremor's executive officers, key employees and directors, with their ages as of September 30, 2001.

Name                                Age              Position
----                                ---              --------

Steven Oshinsky                      41             Chief Executive Officer
Roderick B. Barr                     37             President - Games Division
Brennan Kelly                        34             Chief Technical Officer
Karen Benson                         43             Vice President of Finance
                                                         and Administration
Karl Flowers                         51              Director
Martin Eric Weisberg                 50              Director

         STEVEN OSHINSKY

     Mr. Oshinsky has served as President and Chief Executive Officer of Tremor since January 2001. Mr. Oshinsky entered the financial services business in 1985 in New York as a financial futures broker focusing primarily on foreign currency, U.S. treasuries and Standard & Poor's 500 futures. In 1993 he joined the investment banking firm of Barber and Bronson in Ft. Lauderdale, Florida as a Senior Account Executive, and in 1997, Mr. Oshinsky joined Thomas Green Securities, Inc. in a similar capacity. In 1998, he founded RAM Capital Management to provide equity financing to small public companies. The operations of RAM Capital Management. are primarily carried out by Mr. Oshinsky as that firm's General Manager. Mr. Oshinsky has been an Ambassador for the American Committee of the Weizmann Institute of Science since 1995, assisting the Committee with its fund raising activities.

         RODERICK B. BARR

         Mr. Barr serves as President of the Tremor's Games Division and oversees business and product development of Tremor. He joined Tremor in 1999 as its Creative Director, and produced RAILROAD TYCOON II and SEGA SWIRL(R). Prior to joining Tremor, Mr. Barr was an independent producer who created, designed and produced software titles for such publishers as Mindscape, Titus, and ASC. He graduated Phi Beta Kappa from Princeton University in 1986.

         BRENNAN KELLY

     Mr. Kelly serves as Chief Technical Officer and manages the technological direction of Tremor. He is one of the founders of Tremor and has been involved as Technical Director and producer on RAILROAD TYCOON II PlayStation and KISS Psycho Circus. Prior to joining Tremor in September 1998, Mr. Kelly was a Lead Programmer with Gigawatt Studios from April 1997 to April 1998 and with Digital Domain from November 1995 to April 1997. He is a graduate of U.C.L.A. (B.A.
1989).

         KAREN BENSON

         Ms. Benson is Tremor's Vice President of Finance and Administration. She joined Tremor in December 1999 as Controller and was promoted to her current position in August 2000. Ms. Benson was involved in crisis management consulting from October 1996 to December 1999 and served as Vice President - Finance and Administration of a Los Angeles, California-based land use planning and civil engineering firm from May 1990 to December 1995. Ms. Benson served as Director of Finance-Administration at venture capital funded start-ups in the temporary professional industry from January 1986 to April 1990 and worked for the prior four years as an executive assistant in the high tech industry. She graduated from California State University Northridge in 1988 with a B.S. in accounting.

         KARL FLOWERS

         Mr. Flowers has served as a director of Tremor since August 2000. Mr. Flowers joined Tremor as a consultant in October 1999. In 2000, he formed Flow Capital Management, a private equity fund for which he serves as General Manager. From 1995 to 1999, Mr. Flowers served as an independent business consultant to private and public companies. From 1990 to 1995, Mr. Flowers served as National Sales Coordinator of Nationwide Housing Group, a real estate syndication firm. In April 1999, Mr. Flowers filed a Chapter 7 petition under the federal bankruptcy laws. Mr. Flowers has over 21 years of experience in a variety of capacities in the financial services industry, having worked with a number of nationally recognized financial services firms including Shearson Lehman, Prudential Bache and Smith Barney.

         MARTIN ERIC WEISBERG

     Mr. Weisberg has served as a director of Tremor since January, 2001. Mr. Weisberg is a shareholder at the law firm Jenkens & Gilchrist Parker Chapin LLP, which serves as general counsel to Tremor. Mr. Weisberg specializes in the areas of securities, mergers and acquisitions, financing and international transactions and has been in the private practice of law for 25 years. Mr. Weisberg is a summa cum laude graduate of Union College (B.A. 1972) and received his law degree from The Northwestern University School of Law (1975), where he graduated summa cum laude, was Articles Editor of the Law Review and was elected to the Order of the Coif. Mr. Weisberg also attended The London School of Economics and Political Science.

                     RISK FACTORS RELATING TO THE OWNERSHIP
                           OF NEW SYSTEMS COMMON STOCK

         The ownership of shares of New Systems Common Stock involves a high degree of risk. Upon consummation of the Merger, Tremor, as the Surviving Corporation and as a wholly-owned subsidiary of New Systems will be the sole source of revenue of New Systems.

EXTREMELY LIMITED OPERATIONS OF NEW SYSTEMS

      New Systems does not presently engage in any business activities other than seeking to locate an existing business with which to engage in a business combination, and has insufficient capital to carry on business operations independently.

POSSIBLE DILUTION

      New Systems' Articles of Incorporation authorize the issuance of 250,000,000 shares of New Systems Common Stock. Any acquisition effected by New Systems after consummation of the Merger may result in the issuance of additional shares of New Systems Common Stock without stockholder approval and may result in substantial dilution in the percentage of ownership of New Systems stockholders. Moreover, New Systems Common Stock issued in any such acquisition or merger transaction may be valued in a manner other than the then trading value of the New Systems Common Stock, thus resulting in additional reduction in the ownership percentage of New Systems' stockholders.

NO ASSURANCE OF PUBLIC MARKET

      Although New Systems Common Stock is currently traded on the OTC Bulletin Board, there can be no assurance that a trading market for New Systems' securities will continue.

CONTROL BY STOCKHOLDER

         Upon consummation of the Merger, Mr. Steven Oshinsky, who will serve as Chairman of the Board of Directors, President and Chief Executive Officer of New Systems, will control, directly or through entities controlled by him, 64.9% of the voting power of New Systems through his beneficial ownership of 10,454,000 shares of New Systems Common Stock and warrants to acquire 260,000 shares of New Systems Common Stock. As a result, Mr. Oshinsky will be able to amend the Articles of Incorporation, effect a merger, sale of assets or other business acquisition or disposition, and otherwise effectively control the outcome of other matters that require stockholder approval.

DIVIDENDS

         No dividend has been paid on the New Systems Common Stock since inception and none is contemplated in the foreseeable future.

TREMOR HAS INCURRED NET LOSSES SINCE ITS INCEPTION, AND MAY NOT ACHIEVE OR SUSTAIN ANNUAL PROFITABILITY

        Tremor incurred net losses of approximately $132,400 for the period from August 12, 1998 (inception) to March 31, 1999 and net losses of approximately $3.6 million and $2.8 million for the fiscal years ended March 31, 2000 and March 31, 2001, respectively. Tremor expects to continue to incur additional operating losses for at least the next 18 months. Although Tremor has experienced revenue growth in recent periods, its net losses have also increased. In addition, Tremor can provide no assurance that it will be able to sustain the growth in its revenue. If Tremor does achieve profitability, Tremor

                         RISK FACTORS RELATING TO TREMOR

cannot be certain that it can sustain or increase profitability on a quarterly or annual basis in the future or at all. In addition, if Tremor does not achieve or sustain profitability in the future, it may be unable to continue its operations. The report of Tremor's independent auditors contains an explanatory paragraph indicating that there is substantial doubt as to Tremor's ability to continue as a going concern if Tremor is not successful in raising additional capital to meet its future financial obligations.

TREMOR WILL REQUIRE ADDITIONAL CAPITAL; TREMOR'S ABILITY TO RAISE CAPITAL IN THE FUTURE MAY BE LIMITED AND ITS FAILURE TO RAISE CAPITAL WHEN NEEDED COULD PREVENT IT FROM GROWING.

         Tremor, through New Systems following the Merger, will in the future be required to raise additional funds through public or private financing, strategic relationships or other arrangements. Tremor cannot be certain that any such financing will be available on acceptable terms, or at all, and its failure to raise capital when needed could seriously harm its business. Additional equity financing following the Merger may be dilutive to the holders of New Systems Common Stock, and debt financing, if available, may involve restrictive covenants. Moreover, strategic relationships, if necessary to raise additional funds, may require Tremor to relinquish some technology rights or modify its allocation of resources.

TREMOR'S BUSINESS IS DEPENDENT UPON PUBLISHING ARRANGEMENTS WITH THIRD PARTIES

         Tremor's success depends on its ability to enter into agreements with third party publishers who have the capacity to fund, market, and distribute the products Tremor creates. These agreements typically include advance payments against future royalties to fund the actual cost of development. Software development costs, in the form of advances against royalties, have increased significantly in recent years and reduce the potential profits derived from sales of Tremor's software. Future sales of Tremor's titles may not be sufficient to recover advances paid to Tremor.

         Tremor's profitability depends upon its ability to continue to enter into development agreements with publishers on commercially feasible terms. Numerous companies compete intensely for agreements with publishers, and Tremor may not be able to enter such agreements on favorable terms or at all in the future.

TREMOR'S TITLES MAY HAVE SHORT LIFECYCLES AND MAY FAIL TO GENERATE SIGNIFICANT REVENUES

         The market for Tremor's interactive entertainment software is characterized by short product lifecycles and the frequent introduction of new products. Many software titles do not achieve sustained market acceptance or do not generate a sufficient level of sales to offset the costs associated with product development. A significant percentage of the sales of new titles generally occurs within the first three months following their release. Therefore, Tremor's continued profitability depends upon its ability to develop new, commercially successful titles and to replace revenues from titles in the later stages of their lifecycles. Any competitive, financial, technological or other factors which delay or impair Tremor's ability to develop its software - or which delay or impair its publishing partners' ability to market its software
- could adversely affect Tremor's future operating results.

         A significant portion of Tremor's revenues are derived from a limited number of titles. For the year ended March 31, 2001, one title accounted for approximately 85% of Tremor's revenues, with a second title accounting for approximately 12% of Tremor's revenues and a third title accounting for approximately 3% of Tremor's revenues. While Tremor expects to become less dependent on any particular new title, future titles may not be commercially viable. Tremor also may not be able to release new titles within scheduled release times or at all. If Tremor fails to continue to develop and sell new, commercially successful titles, Tremor's revenues and profits may decrease substantially.

TREMOR CONTINUALLY NEEDS TO DEVELOP NEW INTERACTIVE ENTERTAINMENT SOFTWARE FOR VARIOUS OPERATING SYSTEMS

         The development of new interactive entertainment software - and the intellectual properties that support them - is lengthy, expensive and uncertain. Considerable time, effort and resources will be required to complete development of Tremor's proposed titles. Tremor has in the past and may in the future experience delays in introducing new titles. Delays, expenses, technical problems or difficulties could force the abandonment of or material changes in the development and commercialization of Tremor's proposed titles. In addition, the costs associated with developing titles for use on new or future platforms may increase Tremor's development expenses.

TREMOR MAY FAIL TO ANTICIPATE CHANGING CONSUMER PREFERENCES

         Tremor's business is speculative and is subject to all of the risks generally associated with the interactive entertainment software industry, which has been cyclical in nature and has been characterized by periods of significant growth followed by rapid declines. Tremor's future operating results will depend on numerous factors beyond Tremor's control, including:

     - the popularity, price and timing of new interactive entertainment titles being released;
     - international, national and regional economic conditions, particularly economic conditions adversely affecting discretionary consumer spending;
     -    changes in consumer demographics;
     -    the availability of other forms of entertainment; and
     - critical reviews and public tastes and preferences, all of which change rapidly and cannot be predicted.

         In order to plan for new products, Tremor must anticipate and respond to rapid changes in consumer tastes and preferences. A decline in the popularity of interactive entertainment software or particular platforms could cause sales of Tremor current titles to decline dramatically, or prevent third party publishers from seeking new titles from Tremor. The period of time necessary to develop new game titles, obtain approvals of manufacturers and produce DVDs, CD-ROMs or game cartridges is unpredictable. During this period, consumer appeal of a particular title may decrease, causing projected sales to decline.

RAPIDLY CHANGING TECHNOLOGY AND POTENTIAL OBSOLESCENCE OF SOFTWARE AND PLATFORMS COULD HARM TREMOR'S OPERATING RESULTS

         The interactive entertainment software market is associated with rapidly changing technology, which leads to software and platform obsolescence and significant price erosion of interactive entertainment software. Tremor's titles have been developed primarily for video game consoles, including Sony PlayStation and Sega Dreamcast. In 2000, Sony introduced its PlayStation 2. In 2001, Microsoft is scheduled to release its Xbox console and Nintendo is scheduled to release its Gamecube console. If the sales rates of video game consoles level off or decline as a result of the anticipated release of new platforms or other technological changes, sales of Tremor's titles developed for these platforms may decrease.

         Tremor needs to anticipate technological changes and continually adapt its new titles to emerging platforms to remain competitive. Tremor's success depends upon its ability to adapt software to operate on and to be compatible with the products of original equipment manufacturers and to function on various hardware platforms and operating systems. If Tremor designs titles to operate on new platforms, Tremor may be required to make substantial development investments well in advance of platform introductions, and will be subject to the risks that any new platform may not achieve initial or continued market acceptance. If Tremor is unable to develop or adapt titles to operate on and be compatible with future platforms that achieve market acceptance or to maintain compatibility with new platforms as needed, Tremor will be unable to offer titles that may appeal to consumers in the future.

         The introduction of new platforms and technologies can render existing interactive entertainment software obsolete and unmarketable. Tremor expects that as more advanced platforms are introduced, consumer demand for software for older platforms will decline. As a result, Tremor's titles developed for such platforms may not generate sufficient sales to make such titles profitable.

THE INTERACTIVE ENTERTAINMENT SOFTWARE INDUSTRY IS HIGHLY COMPETITIVE

         Tremor competes for the funding, marketing and distribution resources of publishers with a variety of development entities, some of which are the internal development teams at such companies as Sony, Nintendo, Sega and Microsoft, each of which is the largest developer and marketer of software for its platforms. Sony and Nintendo currently dominate the industry and have the financial resources to increase their own software development efforts.

         The interactive game development industry has traditionally been fiercely competitive as a result of low barriers to entry: in the past, anyone with a computer could set up shop as a developer.

         In addition, Tremor competes with those domestic public and private companies, international companies, large software companies and media companies that have development capacity. Many of these companies have far greater financial, technical, personnel and other resources than Tremor does, and many are able to spend more on the development of original titles. Tremor's titles also compete with other forms of entertainment such as motion pictures, television and audio and video cassettes featuring similar themes, on-line computer programs and forms of entertainment which may be less expensive or provide other advantages to consumers.

         Retailers typically have limited shelf space and promotional resources, and competition is intense among an increasing number of newly introduced interactive entertainment software titles for adequate levels of shelf space and promotional support. Accordingly, Tremor may not be able to achieve the levels of support and shelf space that other titles receive. Prolonged price competition may cause Tremor's projected royalty revenues to decrease significantly.

TREMOR'S PUBLISHING PARTNERS DEPEND ON CONSOLE MANUFACTURERS FOR SUPPLIES OF TREMOR'S GAMES

         The publishers that fund, market and distribute Tremor's games depend on non-exclusive licenses with Sony, Nintendo, Sega, and Microsoft both for the right to publish titles for their platforms and for the manufacture of Tremor's software designed for use on their platforms. As a result, the number of titles that publishers are able to develop and publish for these platforms may be limited and this may decrease Tremor's ability to gain publishing agreements in the future.

         Each platform license provides that the manufacturer (E.G., Sony, Nintendo, Microsoft) may raise prices for the titles at any time and grants the manufacturer substantial control over the release of new titles. Each of these manufacturers also publishes software for its own platforms and manufactures titles for all of its other licensees and may choose to give priority to its own titles or those of other publishers if it has insufficient manufacturing capacity or if there is increased demand.

         These manufacturers may not have sufficient production capacity to satisfy Tremor's publishers' scheduling requirements during any period of sustained demand. If manufacturers are unable to produce titles for Tremor on favorable terms without delays, or if manufacturers do not give priority to Tremor in the manufacture of the titles, Tremor's royalty stream could be adversely affected.

TREMOR MAY NOT BE ABLE TO PROTECT ITS PROPRIETARY RIGHTS OR AVOID CLAIMS THAT IT INFRINGES ON THE PROPRIETARY RIGHTS OF OTHERS

         Tremor develops proprietary software, technologies and intellectual properties. Tremor attempts to protect its software and intellectual property under copyright, trademark and trade secret laws, as well as through contractual restrictions on disclosure, copying and distribution. Tremor generally does not hold any patents.

         Interactive entertainment software is susceptible to unauthorized copying. Unauthorized third parties may be able to copy or to reverse engineer Tremor's software to obtain and use programming or production techniques that Tremor regards as proprietary. In addition, Tremor's competitors could independently develop technologies substantially equivalent or superior to Tremor's technologies.

         As the amount of interactive entertainment software in the market increases and the functionality of this software further overlaps, Tremor believes that interactive entertainment software will increasingly become the subject of claims that such software infringes the copyrights or patents of others. Although Tremor believes that its software, technologies and intellectual properties, and those of the publishers with whom Tremor has contractual relations, do not and will not infringe or violate proprietary rights of others, it is possible that infringement of proprietary rights of others may occur. Any claims of infringement, with or without merit, could be time-consuming, costly and difficult to defend.

TREMOR'S EXPANSION MAY STRAIN ITS OPERATIONS

         Tremor has expanded through internal growth and this has placed and may continue to place a significant strain on Tremor's management, administrative, operational, financial and other resources. Tremor's plans call for continued growth. To manage this growth successfully, Tremor must continue to implement and improve its operating systems as well as hire, train and manage an increasing number of management, technical, administrative and other personnel.

         Tremor's plans for the development of original titles may require significant amounts of capital. Through New Systems, Tremor will need to seek to obtain additional debt or equity financing to fund the cost of continuing expansion and there can be no issuance that Tremor or New Systems will be able to obtain such funding. Furthermore, the issuance of equity securities in any such financing would dilute the interests of existing stockholders.

TREMOR'S ACCOUNTS RECEIVABLE ARE CONCENTRATED IN A LIMITED NUMBER OF CUSTOMERS

         Advance royalties from Tremor's three largest customers (publishers) accounted for over 94% of Tremor's revenues for the years ended March 31, 2001 and March 31, 2000, respectively. The loss of Tremor's relationships with key publishers could harm Tremor's operating results. Tremor's accounts receivable at March 31, 2001 were $200,000. 100% of Tremor's accounts receivable were due from Microsoft. These receivables have all been collected in the ordinary course of business to date.

TREMOR IS DEPENDENT UPON OUR KEY EXECUTIVES AND PERSONNEL

        Tremor's success is largely dependent on the personal efforts of certain key personnel in the areas of programming, game design and animation. The loss of the services of one or more of these key employees could adversely affect Tremor's business and prospects. The Company does not have key man life insurance on any of its employees at this time. Tremor's success is also dependent upon our ability to hire and retain additional qualified operating, technical, art-oriented, design and financial personnel. Competition for qualified personnel in the computer software industry is intense, and Tremor may have difficulty hiring or retaining necessary personnel in the future. If Tremor fails to hire and retain necessary personnel as needed, Tremor's business will be significantly impaired.

                              TERMS OF TRANSACTION

         The following is a summary of certain provisions of the Merger Agreement. This summary is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit C to this Information Statement and incorporated herein by reference. Any capitalized terms used and not defined below have the meaning given to them in the Merger Agreement.

BACKGROUND AND REASONS FOR THE MERGER

         Since its inception on or about December 10, 1987, New Systems has not engaged in any profitable operations and has utilized all funds received from its initial public offering in an attempt to conduct viable commercial operations. New Systems has for some period of time been seeking to locate an existing operating business with which New Systems might enter into a merger, acquisition or similar transaction. After investigating several possible merger or acquisition targets, New Systems believes this Merger with Tremor will provide a very good business opportunity with more profitable operations than New Systems has historically experienced, which will enhance the value of New Systems Common Stock for its stockholders.

THE MERGER

         The Merger Agreement provides that the Merger will become effective upon the filing of an Agreement of Merger with the Secretary of State of the State of California and, if necessary, with the Secretary of State of the State of Nevada, or at such later time as may be agreed in writing by Tremor and New Systems as is specified in the Agreement of Merger.

         Pursuant to the Merger Agreement, at the Effective Time, Acquisition will be merged with and into Tremor, the separate existence of Acquisition will cease, and Tremor, as the surviving corporation, will become a wholly-owned subsidiary of New Systems and continue to operate its software game development business. Immediately after the Effective Time, Tremor shall amend its articles of incorporation to change its name to "Tremor Games Inc."

         As a result of the Merger, and subject to the applicable provisions of the California General Corporation Law, all property, rights, privileges, powers, and franchises of Acquisition shall vest in Tremor as the surviving corporation, and wholly-owned subsidiary of New Systems in the Merger, and all debts, liabilities and duties of Acquisition shall become the debts, liabilities and duties of the Surviving Corporation. All such property, rights, privileges, powers, franchises, debts, liabilities and duties of Tremor shall remain with Tremor as the surviving corporation and wholly-owned subsidiary of New Systems pursuant to the Merger.

EXCHANGE RATIO

         The Merger Agreement provides that at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, and after giving effect to the Reverse Split, each share of Tremor Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Tremor Common Stock held by Continuing Shareholders exercising dissenters' rights) shall be automatically converted into the right to receive, and be exchangeable for, 2,000 fully paid and non-assessable shares (the "Exchange Ratio") of New Systems Common Stock. Any shares of Tremor Common Stock held in the treasury of Tremor shall not be converted but shall be canceled and extinguished.

         Immediately prior to the Effective Time, the 1,800,000 shares of New Systems Common Stock owned by Tremor will be cancelled.

         The Merger Agreement further provides that in the case of common stock issued and outstanding by Acquisition immediately prior to the Effective Time, each such share will be converted into one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

LOCK-UP

         Each holder of Tremor Common Stock receiving shares of New Systems Common Stock pursuant to the Merger (such shares of New Systems Common Stock referred to as "Lock-Up Shares") shall not be permitted to publicly sell, or otherwise publicly dispose of, transfer, pledge, hypothecate, assign or otherwise transfer, any Lock-Up Shares until the first anniversary of the effective date of the Merger (the "Lock-Up"); PROVIDED, HOWEVER, that the Lock-Up shall not apply to any sale of New Systems Common Stock by Harmony Investments, an affiliate of Steve Oshinsky who is the President and Chief Executive Officer of Tremor, pursuant to Harmony Investments' existing agreement with Tremor with respect to the registration of up to 600,000 shares of Tremor Common Stock (before giving effect to the Reverse Split).

SURRENDER AND EXCHANGE OF SHARES OF TREMOR COMMON STOCK

         Following the Effective Time, New Systems or its designee shall send to each Continuing Shareholder of Tremor that does not exercise dissenters' rights a letter of transmittal requesting each Continuing Shareholder to deliver and surrender all certificates ("Certificates") representing outstanding shares of Tremor Common Stock beneficially owned by such Continuing Shareholder to New Systems to receive in exchange therefor, without cost to the Continuing

Shareholders, a certificate representing the shares of New Systems Common Stock. The Certificates so surrendered shall be cancelled by New Systems. Following surrender of the Certificates, together with a properly completed letter of transmittal and other related documentation, including the Lock-Up acknowledgement discussed above, New Systems or its designee shall deliver certificates representing shares of New Systems Common Stock to the Continuing Shareholders of Tremor. The share certificates representing the Lock-Up Shares shall bear an appropriate legend stating that such shares are subject to the Lock-Up.

TREATMENT OF STOCK OPTIONS

         As of the Effective Time, all options to purchase shares of Tremor Common Stock issued pursuant to Tremor's stock option plans or otherwise (the "Options"), and any other securities of Tremor convertible into, and other derivative securities exercisable for, shares of Tremor Common Stock (together with the Options, "Convertible Securities"), which are outstanding immediately prior to the Effective Time, whether vested or unvested, shall be assumed by New Systems. At the Effective Time, each such Option shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Option at the Effective Time, such number of shares of New Systems Common Stock as is equal to the number of shares of Tremor Common Stock subject to the unexercised portion of such Option multiplied by the Exchange Ratio (with any fraction resulting from such multiplication to be rounded down to the near whole number.) The exercise price per share of each Option shall be equal to the exercise price immediately prior to the Effective Time, divided by the Exchange Ratio (with any fraction resulting from such multiplication to be rounded up to the nearest whole cent.)

DIRECTORS AND OFFICERS; ARTICLES OF INCORPORATION AND BYLAWS FOLLOWING THE
MERGER

         Under the terms of the Merger Agreement, upon consummation of the Merger, the directors and officers of Tremor immediately prior to the Effective Time will be the directors and officers of the Surviving Corporation from and after the Effective Time. The Directors of New Systems shall be Steven Oshinsky, Karl Flowers and Martin Eric Weisberg. Steven Oshinsky shall be Chairman of the Board of Directors of New Systems. The existing officers of Tremor shall be the officers of New Systems.

         The articles of incorporation of Tremor in effect immediately prior to the Effective Time will be the articles of incorporation of the Surviving Corporation from and after the Effective Time. Immediately after the Merger, the articles of incorporation of New Systems will be amended to change its name to "Tremor Entertainment Inc.", and the articles of incorporation of the Surviving Corporation will be amended to change its name to "Tremor Games Inc."

         The bylaws of Acquisition in effect immediately prior to the Effective Time will be the bylaws of the Surviving Corporation from and after the Effective Time. The bylaws of New Systems in effect immediately prior to the Effective Time will be unchanged from and after the Effective Time.

REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains certain representations and warranties of Tremor, Acquisition and New Systems. The representations of Tremor relate to, among other things, its organization, capitalization, power and authority to enter into the Merger Agreement and the related documents to be executed and delivered by Tremor, that the Merger Agreement is a valid and binding obligation of Tremor, the absence of violations or conflicts with corporate documents and agreements of Tremor with respect to the transactions contemplated by the Merger Agreement, compliance with laws, Tremor's financial statements, required consents, absence of litigation, material contracts and taxes. The representations of Acquisition and New Systems relate to, among other things, organization of Acquisition and New Systems, capitalization of Acquisition and New Systems, the due authorization and valid issuance of the New Systems Common Stock that is issued and outstanding, as well as the due authorization and valid issuance of the New Systems Common Stock to be issued in the Merger, the power and authority to enter into the Merger Agreement and related documents to be executed and delivered by Acquisition or New Systems with respect to the Merger Agreement, that the Merger Agreement and the related documents are valid and binding obligations of Acquisition and New Systems, the absence of violations of or conflicts with corporate documents and agreements of Acquisition and New Systems, compliance with Securities and Exchange Commission ("SEC") filing requirements and applicable laws, absence of litigation, title to assets, material contracts, taxes, and absence of notification with respect to any actual or alleged violation or non-compliance relating to the listing or quotation of the New Systems Common Stock on the OTC Bulletin Board.

COVENANTS

TAXES

         Tremor, Acquisition and New Systems have agreed that no party shall take any action either prior to or after Closing that results in the Merger failing to qualify as a "reorganization" within the meaning of Section 368 of the Code.

REQUIRED CONSENTS

         Tremor shall obtain all Tremor Required Consents and New Systems shall obtain all New Systems Required Consents on or prior to the Closing Date.

ACCESS TO INFORMATION; CONFIDENTIAL INFORMATION

         Tremor and New Systems will provide each other, and the other's representatives, reasonable access, upon prior notice to, and approval by, the other party, to its properties, books, records and, personnel during the period prior to the Effective Time to obtain information concerning its business as the other party may reasonably request. Each party shall at all times hold in the strictest confidence and not disclose to any other person or entity, directly or indirectly, or make any use of, any Confidential Information disclosed by either party or its representatives, whether before or after the date of the Merger Agreement, in connection with the transactions contemplated thereby.

THE SPECIAL MEETING

         Tremor will take all action necessary in accordance with the CGCL and Tremor's Articles of Incorporation and By-laws, to call, give notice, convene and hold the Special Meeting of Tremor's shareholders to vote on the approval and adoption of the Merger Agreement and to approve the Reverse Split. Tremor will solicit proxies from its shareholders and will use its best efforts to take all other action necessary or advisable to secure the vote or consent of its shareholders required by the CGCL to obtain such approvals.

CONDUCT OF BUSINESS - TREMOR

         Tremor shall conduct its business in the ordinary course, consistent with past practice, and in such a manner that would not result in a material adverse effect on Tremor. Tremor shall not, except as required by the Merger Agreement or as is necessary to consummate the transactions contemplated hereby, and except as New Systems may otherwise consent to in writing: (1) amend its Articles of Incorporation or By-Laws, or similar governing documents; (2) except for the issuance to RAMVH of warrants to acquire up to 750,000 shares (pre-Reverse Split) of Tremor Common Stock in connection with a $250,000 loan to be made by RAMVH to Tremor, as described below (see "Merger Agreement - Loan to Tremor"), issue and sell any securities, (3) acquire, sell, lease, transfer or dispose of any of its properties or assets, except in the ordinary course of business and consistent with past practice; (4) except as required by applicable law, change any accounting principle or method or make any election for purposes of foreign, federal, state or local income taxes; or (5) enter into any agreement to do, or take, or agree in writing or otherwise to take or consent to, any of the foregoing actions. In addition, Tremor shall ensure that, following the Closing, (i) until the first anniversary of the Closing, New Systems does not sell in excess of 2,000,000 shares of New Systems Common Stock, or securities convertible or exercisable into, or exchangeable for, shares of New Systems Common Stock, except for (y) issuances of New Systems Common Stock for special project financing, as determined by the Board of Directors of New Systems, and (z) the issuance of stock options pursuant to any employee stock option plan or similar plan approved by the Board of Directors of New Systems;
(ii) any such permitted sales of New Systems Common Stock for the one year period following the Closing shall be at a sale price of not less than 50% of the then-prevailing market price of New Systems Common Stock, and any conversion, exercise or exchange price of securities convertible or exercisable into, or exchangeable for shares of New Systems Common Stock shall not be less than 50% of the then-prevailing market price of New Systems Common Stock; and
(iii) any grant of registration rights in connection with such permitted sales of New Systems Common Stock during the one year period following the Closing shall be subject to the following restrictions: (x) no "demand" registration rights shall be exercisable until the six month anniversary of the Closing Date;
(y) no "piggyback" registration rights shall be triggered by the exercise of demand registration rights by Harmony Investments, an affiliate of Steven Oshinsky (the "Harmony Registration Rights"), until the first anniversary of the Closing Date; and (z) any such grant of demand registration rights shall include the simultaneous grant of

"piggyback" registration rights with respect thereto to the purchasers of New Systems Common Stock under the private placement described below, if consummated.

CONDUCT OF BUSINESS - NEW SYSTEMS

         Prior to the date of Closing, New Systems shall not, except as required by the Merger Agreement or as is necessary to consummate the transactions as contemplated in the Merger Agreement, and except as Tremor may otherwise consent in writing: (1) amend its articles of incorporation or by-laws, or similar governing documents; (2) issue and sell any securities, other than the issuance and sale of up to an aggregate of 2,000,000 or more shares of New Systems Common Stock in one or more private placement transactions prior to the Closing, with respect to which (i) no "demand" registration rights may be granted and (ii) no "piggyback" registration rights may be granted in connection with the Harmony Registration Rights; (3) split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend or other distribution to any shareholder or redeem or otherwise acquire any of its securities; (4) acquire, sell, lease, transfer or dispose of any of its properties or assets except in the ordinary course of business and consistent with past practice; (5) incur any indebtedness, obligation or liability of any kind; (6) assume, guarantee, endorse or otherwise become liable or responsible for any obligations of any other person; (7) enter into any contract with any Person; (8) engage in any business or activity of any kind; or (9) enter into any agreement to do, or take, or agree in writing or otherwise to take or consent to, any of the foregoing actions.

RULE 14F-1 FILING

         New Systems shall, no later than ten (10) days prior to the Closing, file with the SEC the information statement required by Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall transmit such information statement to all holders of record of New Systems Common Stock in accordance with applicable law.

NEW SYSTEMS PRIVATE PLACEMENT

         Promptly after the date of the Merger Agreement, New Systems shall retain one or more designees of Tremor, as exclusive placement agents (collectively, the "Placement Agent"), to privately place up to 2,000,000 or more shares of New Systems Common Stock at a sale price per share of not less that 50% of the then-prevailing market price of New Systems Common Stock (the "Private Placement"). The net proceeds of the Private Placement (the "Proceeds") shall be deposited into a special New Systems bank account (the "Special Account"). The Proceeds so deposited shall be advanced to Tremor promptly upon the written request of Tremor as needed to fund Tremor's payroll and other ongoing business operations requirements prior to the Closing in accordance with Tremor's written request. Any prior advances of Proceeds to Tremor shall be repaid to New Systems and shall bear interest from the date of termination at the then-prevailing "prime rate", as published in the "Money Rates" column of The Wall Street Journal, until paid.

LOAN TO TREMOR

         In accordance with the Merger Agreement, on September 6, 2001, RAMVH made a loan to Tremor in the amount of $250,000 (the "Loan") bearing interest at an annual rate of 12% and repayable within 60 days. In consideration for the Loan, Tremor delivered to RAMVH a three-year warrant to acquire 750,000 shares of Tremor Common Stock (prior to giving effect to the Reverse Split) at an exercise price of $0.10 per share.

PUBLIC STATEMENTS

         In addition, Tremor and New Systems have further agreed not to issue or release any press release or any oral or written public announcement concerning or with respect to the transactions contemplated under the Merger Agreement without the prior written consent of the other party, unless such announcement is required by law.

EXCLUSIVITY

         From and after the date of the Merger Agreement and unless and until the Merger Agreement is terminated, neither New Systems nor Tremor shall, and each party shall ensure that no affiliate of such party nor any other representative of such party shall, directly or indirectly, encourage, solicit, initiate or participate in discussions or negotiations with, provide any information to, receive any proposals or offers from, or enter into any agreement with, any third party that involves the sale, joint venture or the other disposition of all or any portion of New Systems or Tremor or their respective businesses or any merger, consolidation, recapitalization or other business combination of any kind (each an "Acquisition Transaction") involving New Systems or Tremor, or enter into any agreement, arrangement or understanding, formal or informal, written or oral, with respect to any such Acquisition Transaction. Each party shall promptly notify the other party of any communication or solicitation received by the notifying party or its representatives with respect to an Acquisition Transaction.

OTHER ACTIONS

         Subject to the terms and conditions provided in the Merger Agreement, each of the parties has agreed to use its best efforts to take, or cause to be taken, all actions, to do, or cause to be done, all things and execute and deliver all such documents, instruments and other papers, as in each case may be necessary, proper or advisable under applicable laws, or reasonably required in order to carry out the terms and provisions of the Merger Agreement and to consummate and make effective the transactions contemplated hereby.

CONDITIONS PRECEDENT TO THE CONSUMMATION OF THE MERGER

         The obligation of New Systems to consummate the Merger is subject to the satisfaction prior of each of the following conditions:

               1. The representations and warranties of Tremor contained in the Merger Agreement shall be true and correct as of the Closing Date except for such representations and warranties as are made as of a specific date, which shall be true and correct as of such date;

               2. The covenants and agreements of Tremor contained in the Merger Agreement and required to be complied with or performed on or prior to the Closing Date shall have been complied with or performed in all material respects;

               3. New Systems and Acquisition shall have received, each in form and substance reasonably satisfactory to New Systems and Acquisition, all consents from any governmental entity or other person or entity that is required for the consummation of the transactions contemplated under the Merger Agreement, including without limitation, the Merger;

               4. The form and substance of all certificates, consents, instruments, and other documents delivered to New Systems and Acquisition under the Merger Agreement shall be reasonably satisfactory to New Systems and Acquisition and their counsel;

               5. Tremor shall have delivered to New Systems: (a) a certificate dated the Closing Date executed by the President of Tremor stating that the representations and warranties, and covenants and agreements of Tremor under the Merger Agreement have been satisfied; (b) a certificate of the Secretary of Tremor certifying the resolutions duly and validly adopted by the Board and Tremor's shareholders evidencing the approval of the Merger, and the agreements to be executed in connection with the Merger accompanied by a certification by the Secretary as to the results of the vote of the shareholders with respect to the Merger, the names and signatures of Tremor's officers authorized to sign the Merger Agreement and the other agreements in connection with the Merger, and the Articles of Incorporation and By-laws; and (c) good standing certificates from the Secretary of State of California and any other jurisdiction in which Tremor is qualified to do business;

               6. No law shall be in effect that prohibits any party hereto from consummating the transactions contemplated hereby;

               7. There shall be no order, decree or injunction of a court of competent jurisdiction or other governmental entity that prevents the consummation of the Merger and the transactions contemplated under the Merger Agreement and no proceeding shall have been commenced that threatens to prevent such transactions;

               8. New Systems shall have received written confirmation from the Secretary of State of the State of California that the Agreement of Merger has been filed and has become effective; and

               9. No material adverse effect with respect to the business of Tremor shall have occurred between the date of the Merger Agreement and the Closing Date, with "material adverse effect" defined to mean the termination of the Tremor's existing product development agreement with Microsoft Corporation.

         The obligation of Tremor to consummate the Merger is subject to the satisfaction of each of the following conditions:

               1. The representations and warranties of New Systems and Acquisition contained in the Merger Agreement shall be true and correct in all material respects as of the Closing Date, other than such representations and warranties as are made as of a specific date, which shall be true and correct in all material respects as of such date;

               2. The covenants and agreements contained in the Merger Agreement to be complied with or performed by New Systems and Acquisition on or before the Closing Date shall have been complied with or performed in all material respects;

               3. Tremor shall have received, each in form and substance reasonably satisfactory to Tremor, all consents from any governmental entity or other person or entity that is required for the consummation of the transactions contemplated pursuant to the Merger Agreement, including, without limitation, the Merger;

               4. The form and substance of all certificates, consents, instruments and other documents delivered to Tremor under the Merger Agreement shall be reasonably satisfactory in all reasonable respects to Tremor and its counsel;

               5. New Systems shall have delivered to Tremor: (a) a certificate dated the Closing Date executed by an officer of New Systems stating that the representations and warranties, and covenants and agreements of New Systems under the Merger Agreement have been satisfied; (b) a certificate of the Secretary of New Systems certifying the resolutions duly and validly adopted by the New Systems Board of Directors and Acquisition evidencing the approval of the Merger, and the agreements to be executed in connection with the Merger and, the names and signatures of the officers of New Systems and Acquisition authorized to sign the Merger Agreement and the other agreements in connection with the Merger; and (c) the resignation of the directors and executive officers of New Systems;

               6. No law shall be in effect that prohibits any party hereto from consummating the Merger;

               7. There shall be no order, decree or injunction of a court of competent jurisdiction or other governmental entity that prevents the consummation of the Merger and the transactions contemplated by the Merger Agreement and no Proceeding shall have been commenced that threatens to prevent such transactions;

               8. Tremor shall have received assurances that (a) holders of not more than three percent (3%) of the issued and outstanding shares of Tremor Common Stock have voted against the Merger and (b) the holders of a majority of the issued and outstanding shares of Tremor Common Stock, excluding RAM Capital and its affiliates, have voted in favor of the Merger;

               9. Tremor shall have received all requisite consents of its shareholders necessary to effect the Reverse Split;

               10. Tremor shall have received from each of its shareholders who have voted in favor of and approved the Merger a written certification to the effect that: (a) the shares of New Systems Common Stock to be issued to such shareholder pursuant to the Merger Agreement will be "restricted securities" within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended (the "Securities Act"); (b) such shareholder is acquiring its, his or her shares New Systems Common Stock for its, his or her own account and not with a view to their distribution within the meaning of
Section 2(11) of the Securities Act; (c) such shareholder understands that such shareholder must bear the economic risk of the investment indefinitely because its, his or her shares of New Systems Common Stock may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available; and (d) such shareholder is either (i) an "accredited investor," as that term is defined under Rule 501 of the Securities Act, or (ii) a sophisticated investor who either (x) has such knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of this investment in the securities being acquired hereunder, or (y) has obtained independent professional financial advice sufficient to enable such shareholder to evaluate the merits and risks of this investment in the securities being acquired hereunder;

               11. Tremor shall have received the opinion of a financial advisor reasonably acceptable to the Board to the effect that the Exchange Ratio is fair to the shareholders of Tremor;

               12. The current directors of New Systems, or any successor or replacement directors, shall have continued to serve in such capacities until the Closing;

               13. Tremor shall have received written confirmation from the Secretary of State of the State of California that (i) the amendment to the Articles of Incorporation effecting the Reverse Split has been filed with the Secretary of State of the State of California and (ii) after the filing of the foregoing amendment, the Agreement of Merger has been filed and has become effective;

               14. No event or events shall have occurred between the date hereof and the date of the Closing which, individually or in the aggregate, have, or are reasonably likely to have, a Material Adverse Effect on New Systems; and

               15. Tremor shall have received evidence satisfactory to it that New Systems has complied with its obligations under Rule 14f-1 and Regulation 14C of the Exchange Act.

TERMINATION

         The Merger Agreement may be terminated at any time prior to the
Closing: (1) by the mutual written consent of Tremor and New Systems; (2) by Tremor, on the one hand, or by New Systems, on the other hand, giving written notice to such effect to the other party if the Closing shall not have occurred on or before November 30, 2001, or such later date as the parties shall have agreed upon in writing prior to the giving of such notice, or (3) by either Tremor, on the one hand, or by New Systems or Acquisition, on the other hand, in the event of a material breach by or default of the other party to the Merger Agreement.

         Upon termination of the Merger Agreement, all obligations of the parties shall terminate, except for the obligations of each party not to disclose confidential information of the other party, restrictions on issuance of public statements (except to the extent required by law) and provisions relating to certain remedies; PROVIDED, HOWEVER, that no termination shall relieve Tremor of any liability to New Systems or Acquisition, or relieve New Systems or Acquisition of any liability to Tremor, by reason of any breach or default under the Merger Agreement.

AMENDMENT

         The Merger Agreement may not be amended unless such amendment is in writing and signed by or on behalf of the party against whom the amendment is sought to be enforced.

VOTE REQUIRED FOR APPROVAL OF THE MERGER

         The approval and adoption of the Merger Agreement required the affirmative vote or written consent of at least a majority of the outstanding shares of New Systems Common Stock.

ACCOUNTING TREATMENT

        For accounting and financial reporting purposes, the Merger will be treated as a reverse purchase. Under accounting principles generally accepted in the United States of America, the Merger is considered to be a capital transaction in substance, rather than a business combination. That is, the Merger is equivalent to the issuance of stock by Tremor for the net monetary assets of New Systems accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the Merger is identical to that resulting from a reverse acquisition, except that no goodwill is recorded. Under reverse takeover accounting, the post-reverse-acquisition financial statements of the "legal acquiror" New Systems, are those of the "legal acquiree", Tremor, meaning the accounting acquiror.

REGULATORY FILINGS AND APPROVALS

         New Systems is required, no later than ten (10) days prior to the consummation of the Merger, to prepare and file with the SEC the information statement required by Rule 14f-1 promulgated under the Exchange Act, relating to a change in the majority of directors of New Systems.

         Immediately after the consummation of the Merger, New Systems shall file the Amendment to its Articles of Incorporation to change its corporate name with the Secretary of State of the State of Nevada.

         Tremor does not believe that any material federal or state regulatory approvals, filings or notices are required by it in connection with the Merger, other than the filing of the agreement and plan of merger with the Secretary of State of the State of California, and the filing of an amendment to Tremor's articles of incorporation to effect the Reverse Split.

RISK THAT THE MERGER WILL NOT BE CONSUMMATED

         Consummation of the Merger is subject to certain conditions, including adoption of the Merger Agreement and approval of the Reverse Split by Tremor's shareholders. Even though the requisite approval by holders of a majority of the issued and outstanding shares of New Systems Common Stock has been obtained, there can be no assurance that the Merger will be consummated.

                                    ACTION 2

            APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
            ---------------------------------------------------------
                  OF NEW SYSTEMS TO CHANGE ITS CORPORATE NAME
                  -------------------------------------------

         The holders of a majority of the issued and outstanding shares of New Systems Common Stock have approved an amendment to the articles of incorporation of New Systems (the "Articles of Incorporation") to change New Systems' corporate name to "Tremor Entertainment Inc."( the "Amendment") after the consummation of the Merger. The Amendment to the Articles of Incorporation, a copy of which is attached hereto as Exhibit D, will be filed with the Secretary of State of the State of Nevada immediately after the consummation of the Merger.

         New Systems' Board of Directors believes that such name change will more properly reflect the nature of the industry and business operations that will be conducted by New Systems upon consummation of the Merger.

         Immediately after the effective date of the name change, New Systems will request the assignment of a new CUSIP number from the CUSIP Service Bureau and a new ticker symbol from the National Association of Securities Dealers
(NASD) in order to commence trading on the OTC Bulletin Board under its new name. The stockholders of New Systems will not be required to exchange their outstanding stock certificates for new certificates which reflect New Systems new name upon consummation of the Merger.

                                                                       EXHIBIT A
                                                                       ---------

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                NEW SYSTEMS, INC.

         The undersigned, being the all of the directors of New Systems, Inc., a Nevada corporation (the "Company"), do hereby adopt the following resolutions by unanimous written consent, in lieu of a meeting, pursuant to Section 78.315 of the Nevada Revised Statutes:

                      WHEREAS, the Company for some time has been seeking to
               locate an existing business operation with which the Company might enter into a merger, acquisition or similar transaction; and

                      WHEREAS, the Board of Directors (the "Board") believes
               that a possible merger or acquisition target will provide the Company with more profitable operations than the Company has historically experienced;

                  NOW, BE IT THEREFORE,

                           RESOLVED, that for the reasons set forth
                  above, the Board believes it is in the best interests of the Company to enter into an agreement and plan of merger (the "Merger Agreement"), by and among the Company, Tremor Entertainment Inc., a California corporation ("Tremor"), and New Tremor Acquisition Corp., a California corporation and wholly-owned subsidiary of the Company ("Acquisition"), a copy of which is attached hereto as Exhibit A, pursuant to which, Acquisition will be merged with and into Tremor (the "Merger"), and Tremor will continue as the surviving corporation in the Merger and as a wholly-owned subsidiary of the Company; and it is further

                           RESOLVED, that pursuant to the Merger
                  Agreement, the Board hereby authorizes and approves the exchange and issuance of two thousand (2,000) shares of common stock, $0.001 par value per share (the "Common Stock"), of the Company to the shareholders of Tremor in exchange for each outstanding share of common stock, without par value, of Tremor held by such shareholders immediately prior to the Merger; and it is further

                           RESOLVED, that the transactions
                  contemplated by the Merger Agreement, are hereby authorized and approved in all respects, subject to the approval of the Merger by the affirmative vote or written consent of stockholders of the Company holding at least a majority of the voting power of the Common Stock; and it is further

                           RESOLVED, that the Board hereby approves an
                  amendment to the articles of incorporation of the Company to change the Company's corporate name to "Tremor Entertainment Inc." (the "Amendment"), to be effective immediately after the consummation of the Merger, subject to the approval of the Amendment by stockholders of the Company holding at least a majority of the voting power of the Common Stock and the filing of the Amendment with the Secretary of State of the State of Nevada; and it is further

                           RESOLVED, that the officers of the Company
                  are each authorized and directed to take any and all actions they may deem necessary or appropriate to effect the foregoing resolutions, with the taking of any such action by such officer or officers to be deemed conclusive evidence of the approval thereof.

               IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of the 21st day of August, 2001.



                                               ---------------------------------
                                               Norman Becker


                                               ---------------------------------
                                               Frank R. Bauer


                                               ---------------------------------
                                               Diane Martini

                                                                       EXHIBIT B
                                                                       ---------

                                 WRITTEN CONSENT
                                 OF STOCKHOLDERS
                                       OF
                                NEW SYSTEMS, INC.

         The undersigned, representing by proxy, a majority of all of the issued and outstanding shares of common stock, par value $0.001 per share (the "Common Stock"), of New Systems, Inc., a Nevada corporation (the "Company"), do hereby consent to the adoption of the following resolution by written consent, in lieu of a meeting, pursuant to Section 78.320 of the Nevada Revised Statutes:

                  RESOLVED, that the agreement and plan of merger to be entered into by and among the Company, Tremor Entertainment Inc., a California corporation ("Tremor"), and New Tremor Acquisition Corp., a California corporation and wholly-owned subsidiary of the Company ("Acquisition"), a copy of which is attached hereto, pursuant to which Acquisition will be merged with and into Tremor (the "Merger"), Tremor will continue as the surviving corporation in the Merger and as a wholly-owned subsidiary of the Company, and each outstanding share of common stock, without par value, of Tremor will be converted into two thousand (2,000) shares of common stock, par value $0.001 per share of the Company, is hereby authorized and approved.

               IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the 3rd day of October, 2001.

                                    RAM VENTURE HOLDINGS CORP., as
                                    proxy for Tremor Entertainment Inc. with respect to 1,500,000 shares of Common Stock

                                    By:/s/
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    KM FINANCIAL, INC., as proxy for Tremor
                                    Entertainment Inc. with respect to 300,000 shares of Common Stock

                                    By: /s/
                                       ----------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT C
                                                                       ---------

                          AGREEMENT AND PLAN OF MERGER


================================================================================









                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                               NEW SYSTEMS, INC.,

                          NEW TREMOR ACQUISITION CORP.

                                       AND

                            TREMOR ENTERTAINMENT INC.

                           DATED AS OF AUGUST 21, 2001




================================================================================


                                            TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----

ARTICLE I   CERTAIN DEFINITIONS........................................................................1

         1.1      Certain Definitions..................................................................1

ARTICLE II   THE MERGER................................................................................5

         2.1      The Merger...........................................................................5
         2.2      Consummation of the Merger...........................................................5
         2.3      Charter; Bylaws; Directors and Officers..............................................6
         2.4      Effect of the Merger.................................................................6
         2.5      The Closing..........................................................................6
         2.6      Further Assurances...................................................................6

ARTICLE III   CONVERSION OF SHARES.....................................................................6

         3.1      Conversion of Shares.................................................................6
         3.2      Stock Options, Warrants, Rights, Treasury Shares, Etc................................7
         3.3      Surrender and Exchange of Shares.....................................................8
         3.4      Conversion of Acquisition Stock......................................................8
         3.5      Cancellation of New Systems Common Stock Owned by Tremor.............................8
         3.6      Lock-Up..............................................................................8

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF TREMOR..................................................9

         4.1      Organization.........................................................................9
         4.2      Capitalization.......................................................................9
         4.3      Authorization; Validity of Agreement................................................10
         4.4      No Violations; Consents and Approvals...............................................10
         4.5      Financial Statements................................................................11
         4.6      No Brokers..........................................................................11
         4.7      Litigation; Compliance with Law; Licenses and Permits...............................11
         4.8      Employee Benefit Plans; ERISA.......................................................12
         4.9      Material Contracts..................................................................12
         4.10     Taxes...............................................................................13
         4.11     No Misstatements or Omissions.......................................................13

ARTICLE V   REPRESENTATIONS AND WARRANTIES OF NEW SYSTEMS AND ACQUISITION.............................14

         5.1      Organization........................................................................14
         5.2      Capitalization......................................................................14
         5.3      New Systems Common Stock............................................................15
         5.4      Authorization; Validity of Agreement................................................15
         5.5      No Violations; Consents and Approvals...............................................15

                                                    i

                                            Table of Contents
                                            -----------------
                                               (continued)

                                                                                                     Page
                                                                                                     ----

         5.6      SEC Filings.........................................................................16
         5.7      Litigation; Compliance with Law; Licenses and Permits...............................17
         5.8      Employee Benefit Plans..............................................................17
         5.9      Title to Assets.....................................................................17
         5.10     Contracts...........................................................................17
         5.11     Taxes...............................................................................18
         5.12     Affiliated Party Transactions.......................................................18
         5.13     No Brokers..........................................................................18
         5.14     OTC Listing.........................................................................18
         5.15     No Prior Activities of Acquisition..................................................18
         5.16     No Misstatements or Omissions.......................................................18

ARTICLE VI   OTHER AGREEMENTS OF THE PARTIES..........................................................19

         6.1      Taxes...............................................................................19
         6.2      Access to Information; Non-Disclosure of Confidential Information...................19
         6.3      Public Statements...................................................................20
         6.4      Other Actions.......................................................................20
         6.5      Required Consents...................................................................20
         6.6      Tremor Shareholders Meeting.........................................................20
         6.7      Exclusivity.........................................................................20
         6.8      Conduct of Business - Tremor........................................................21
         6.9      Conduct of Business - New Systems...................................................22
         6.10     Rule 14f-1 Filing...................................................................23
         6.11     Information Statement...............................................................23
         6.12     New Systems Private Placement.......................................................23
         6.13     Loan to Tremor......................................................................23

ARTICLE VII   CONDITIONS PRECEDENT TO THE CLOSING.....................................................24

         7.1      Conditions Precedent to New Systems' Obligations to Close...........................24
         7.2      Conditions Precedent to Tremor's Obligation to Close................................25

ARTICLE VIII   DOCUMENTS TO BE DELIVERED AT THE CLOSING...............................................27

         8.1      Deliveries of Tremor................................................................27
         8.2      Deliveries of New Systems...........................................................27

ARTICLE IX   TERMINATION MATTERS......................................................................28

         9.1      Termination.........................................................................28

                                                   ii

                                            Table of Contents
                                            -----------------
                                               (continued)

                                                                                                     Page
                                                                                                     ----

ARTICLE X   MISCELLANEOUS.............................................................................28

         10.1     Non-Survival of Representations, Warranties and Agreements..........................28
         10.2     Notices.............................................................................29
         10.3     Amendment...........................................................................30
         10.4     Waiver..............................................................................30
         10.5     Governing Law.......................................................................30
         10.6     Jurisdiction........................................................................30
         10.7     Remedies............................................................................30
         10.8     Severability........................................................................31
         10.9     Assignment..........................................................................31
         10.10    Binding Effect......................................................................31
         10.11    No Third Party Beneficiaries........................................................31
         10.12    Entire Agreement....................................................................31
         10.13    Headings............................................................................31
         10.14    Counterparts........................................................................31

                          AGREEMENT AND PLAN OF MERGER

         Agreement and Plan of Merger, dated as of August 21, 2001 (this "Agreement"), by and among New Systems, Inc., a Nevada corporation ("New Systems"), New Tremor Acquisition Corp., a California corporation
("Acquisition"), and Tremor Entertainment Inc., a California corporation ("Tremor").

                                    RECITALS
                                    --------

         A. This Agreement contemplates a transaction in which Acquisition, a wholly-owned subsidiary of New Systems, will merge with and into Tremor and, as a result of the Merger (as hereinafter defined), Tremor will continue as the surviving corporation and the separate existence of Acquisition shall cease. As a result of the Merger, at the Effective Time (as hereinafter defined), all of the outstanding shares of the common stock, no par value, of Tremor held by shareholders of Tremor (the "Tremor Shareholders") shall be converted into the right to receive shares of common stock, par value $.001 per share, of New Systems on the terms and conditions set forth herein.

         B. The Boards of Directors of New Systems, Acquisition and Tremor have each determined that the Merger is in the best interests of their respective companies and shareholders, as the case may be, and have each duly adopted resolutions approving this Agreement and the transactions contemplated hereby subject, in the case of Tremor, to approval by the Tremor Shareholders. In accordance with the foregoing, Acquisition desires to merge with and into Tremor upon and subject to the terms and conditions set forth below.

         C. It is intended that the Merger constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder and that this Agreement shall constitute a "plan of reorganization" for purposes of the Code.

         Therefore, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   AGREEMENTS
                                   ----------

                                   ARTICLE I
                               CERTAIN DEFINITIONS
                               -------------------

         1.1 Certain Definitions. The terms defined in this Section 1.1, whenever used in this Agreement (including, without limitation, the exhibits and schedules attached hereto), shall have the following meanings:

         "Acquisition" has the meaning given to such term in the Introduction of this Agreement.

         "Acquisition Transaction" has the meaning given to such term in Section
6.7 of this Agreement.

         "Affiliate" means, with respect to any Person, an entity controlling, controlled by or under common control with that Person.

         "Agreement" has the meaning given to such term in the Introduction of this Agreement.

         "Agreement of Merger" has the meaning given to such term in Section 2.2 of this Agreement.

         "Certificates" has the meaning given to such term in Section 3.3(a) of this Agreement.

         "CGCL" has the meaning given to such term in Section 2.1 of this Agreement.

         "Closing" has the meaning given to such term in Section 2.6 of this Agreement.

         "Closing Date" has the meaning given to such term in Section 2.6 of this Agreement.

         "Code" has the meaning given to such term in the Recitals of this Agreement.

         "Confidential Information" has the meaning given to such term in
Section 6.2(b) of this Agreement.

         "Consent" has the meaning given to such term in Section 4.4(b) of this Agreement.

         "Contract" has the meaning given to such term in Section 4.4 of this Agreement.

         "Effective Time" has the meaning given to such term in Section 2.2 of this Agreement.

         "ERISA" has the meaning given to such term in Section 4.9(a) of this Agreement.

         "Exchange Act" has the meaning given to such term in Section 5.6(a) of this Agreement.

         "Exchange Ratio" has the meaning given to such term in Section 3.1(a) of this Agreement.

         "Financial Reports" has the meaning given to such term in Section 4.5(a) of this Agreement.

         "GAAP" has the meaning given to such term in Section 4.5(b) of this Agreement.

         "Governmental Entity" has the meaning given to such term in Section 4.4(b) of this Agreement.

         "Investor Representation Letters" has the meaning given to such term in
Section 7.2(j) of this Agreement.

         "IRS" has the meaning given to such term in Section 4.9(b) of this Agreement.

         "Laws" has the meaning given to such term in Section 4.8(b) of this Agreement.

         "License" has the meaning given to such term in Section 4.8(c) of this Agreement.

         "Liens" means any liens, charges, options, rights of first refusal, security interests, claims, mortgages, pledges, or any other encumbrances, or third party rights or equitable interests of any nature whatsoever.

         "Material Adverse Effect" means, with respect to an entity, any change, event, violation, circumstance or effect that (a) is materially adverse to the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of such entity or (b) could reasonably be expected to have a material adverse effect on such entity's ability to consummate the Merger or to perform its obligations hereunder.

         "Material Contracts" has the meaning given to such term in Section 4.12(a) of this Agreement.

         "Merger" has the meaning given to such term in Section 2.1 of this Agreement.

         "New Systems" has the meaning given to such term in the Introduction of this Agreement.

         "New Systems Common Stock" has the meaning given to such term in
Section 3.1(a) of this Agreement.

         "New Systems Financial Statements" has the meaning given to such term in Section 5.6(b) of this Agreement.

         "New Systems Required Consents" has the meaning given to such term in
Section 5.5(b) of this Agreement.

         "New Systems Schedule" has the meaning given to such term in Section
5.1 of this Agreement.

         "New Systems SEC Reports" has the meaning given to such term in Section 5.6(a) of this Agreement.

         "New Systems Transaction Documents" has the meaning given to such term in Section 5.4 of this Agreement.

         "Person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, or entity.

         "Plans" has the meaning given to such term in Section 4.9(a) of this Agreement.

         "Proceeding" has the meaning given to such term in Section 4.7(a) of this Agreement.

         "Reverse Split" has the meaning given to such term in Section 6.6(a) of this Agreement.

         "SEC" has the meaning given to such term in Section 5.6(a) of this Agreement.

         "Securities Act" has the meaning given to such term in Section 5.6(a) of this Agreement.

         "Shareholders Meeting" has the meaning given to such term in Section 6.6(a) of this Agreement.

         "Surviving Corporation" has the meaning given to such term in Section
2.1 of this Agreement.

         "Tax" shall mean any tax, charge, fee, levy, deficiency or other assessment of whatever kind or nature including, without limitation, any net income, gross income, profits, gross receipts, excise, real or personal property, sales, ad valorem, withholding, social security, retirement, excise, employment, unemployment, minimum, estimated, severance, stamp, property, occupation, environmental, windfall profits, use, service, net worth, payroll, franchise, license, gains, customs, transfer, recording and other tax, duty, fee, assessment or charge of any kind whatsoever, imposed by any Tax Authority, including, without limitation, any liability therefor as a transferee (including, without limitation, under Code Section 6901 or any similar provision of applicable law), as a result of Treas. Reg. ss.1.1502-6 or any similar provision of applicable law, or as a result of any tax sharing or similar agreement, together with any interest, penalties or additions to tax relating thereto;

         "Tax Authority" shall mean any branch, office, department, agency, instrumentality, court, tribunal, officer, employee, designee, representative, or other Person that is acting for, on behalf or as a part of any foreign or domestic government (or any political subdivision thereof) that is engaged in or has any power, duty, responsibility or obligation relating to the legislation, promulgation, interpretation, enforcement, regulation, monitoring, supervision or collection of or any other activity relating to any Tax or Tax Return; and

         "Tax Return" shall mean any return, election, declaration, report, schedule, information return, document, statement, or any amendment to any of the foregoing (including, without limitation, any consolidated, combined or unitary return) submitted or required to be submitted to any Tax Authority.

         "Tremor" has the meaning given to such term in the Introduction of this Agreement.

         "Tremor Amended Articles of Incorporation" has the meaning given to such term in Section 4.1 of this Agreement.

         "Tremor Capital Stock" has the meaning given to such term in Section 4.2(a) of this Agreement.

         "Tremor Common Stock" has the meaning given to such term in Section 3.1(a) of this Agreement.

         "Tremor Convertible Securities" has the meaning given to such term in
Section 3.2(a) of this Agreement.

         "Tremor Options" has the meaning given to such term in Section 3.2(a) of this Agreement.

         "Tremor Preferred Stock" has the meaning given to such term in Section 4.2(a) of this Agreement.

         "Tremor Required Consents" has the meaning given to such term in
Section 4.4(b) of this Agreement.

         "Tremor Schedule" has the meaning given to such term in Section 4.1 of this Agreement.

         "Tremor Shareholders" has the meaning given to such term in the Recitals of this Agreement.

         "Tremor Transaction Documents" has the meaning given to such term in
Section 4.3 of this Agreement.

                                   ARTICLE II
                                   THE MERGER
                                   ----------

         2.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), in accordance with the terms and conditions of this Agreement and in accordance with Chapter 12 of the California General Corporation Law (the "CGCL"), Acquisition shall be merged with and into Tremor (the "Merger"), with Tremor being the surviving corporation (the "Surviving Corporation").

         2.2 Consummation of the Merger. The Merger shall become effective upon the filing with the Secretary of State of the State of California of a properly executed Agreement of Merger in a form mutually acceptable to the parties and their counsel (the "Agreement of Merger") on the Closing Date (as hereinafter defined). The Merger shall be effective when the Agreement of Merger has been filed or at such later time as may be agreed in writing by New Systems and Tremor and specified in the Agreement of Merger. The date and time when the Merger is effective is referred to in this Agreement as the "Effective Time."

         2.3 Charter; Bylaws; Directors and Officers.

         (a) The Articles of Incorporation of Tremor in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation from and after the Effective Time.

         (b) The Bylaws of Acquisition in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation from and after the Effective Time.

         (c) The directors and officers of Tremor immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation on and after the Effective Time, in each case until their respective successors are duly elected and qualified.

         2.4 Effect of the Merger. At the Effective Time and without any action of Acquisition, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the CGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers, and franchises of Tremor and Acquisition shall vest in the Surviving Corporation, and all debts, liabilities and duties of Tremor and Acquisition shall become the debts, liabilities and duties of the Surviving Corporation.

         2.5 The Closing. The consummation of the Merger and the other transactions contemplated by this Agreement (the "Closing") shall take place a location mutually agreeable to the parties at 10:00 a.m., local time, within two
(2) business days following the satisfaction of all closing conditions contained herein, but in no event later than November 30, 2001, unless otherwise agreed to by the parties in writing. The date on which the Closing occurs is referred to as the "Closing Date."

         2.6 Further Assurances. On and after the Effective Time, each of the parties to this Agreement shall, from time to time, at the request of any of the other parties, promptly execute such certificates, instruments and other documents and take such other actions as the requesting party may reasonably request to evidence or implement the transactions contemplated by this Agreement.

                                  ARTICLE III
                              CONVERSION OF SHARES
                              --------------------

         3.1 Conversion of Shares.

         (a) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, and after giving effect to the Reverse Split described in Section 6.6(a) hereof, each share of common stock, no par value, of Tremor ("Tremor Common Stock") that is issued and outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive, and shall be exchangeable for, 2,000 fully paid and non-assessable shares (the "Exchange Ratio") of common stock, par value $.001 per share, of New Systems ("New Systems Common Stock"); PROVIDED,

HOWEVER, that each share of Tremor Common Stock that is held in the treasury of Tremor shall not be so converted but shall be canceled and extinguished. Any fractional shares resulting from the foregoing conversion shall be rounded up or down, as the case may be, to the nearest whole share of New Systems Common Stock.

         (b) If, between the date hereof and the Effective Time, either New Systems or Tremor (i) except for the Reverse Split, recapitalizes either through a split-up of its outstanding shares into a greater number of shares or through a combination of its outstanding shares into a lesser number of shares, (ii) reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares of other classes (other than through a split-up or combination of shares provided for in the previous clause), or (iii) declares a dividend on its outstanding shares payable in shares or securities convertible into shares, the calculation of the Exchange Ratio will be adjusted appropriately.

         (c) If any shares of Tremor Common Stock that are outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition providing that such shares may be forfeited or repurchased by Tremor upon any termination of a Person's shareholder, employment, directorship or other relationship with Tremor (and/or any affiliate of Tremor), as the case may be, under the terms of any restricted stock purchase agreement or other agreement with Tremor that does not by its terms provide that such repurchase option, risk of forfeiture or other condition lapses upon consummation of the Merger, then the shares of New Systems Common Stock issued upon the conversion of such shares of Tremor Common Stock in the Merger shall, subject to compliance with applicable laws, continue to be unvested and subject to the same repurchase options, risks of forfeiture or other conditions following the Effective Time, and the certificates representing such New Systems Common Stock may accordingly be marked with appropriate legends noting such repurchase options, risks of forfeiture or other conditions. Tremor shall take all action that may be necessary to ensure that, from and after the Effective Time, New Systems is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

         3.2 Stock Options, Warrants, Rights, Treasury Shares, Etc.

         (a) As of the Effective Time, all options to purchase shares of Tremor Common Stock issued by Tremor pursuant to its stock option plans or otherwise which are outstanding immediately prior to the Effective Time ("Tremor Options") and all warrants to purchase shares of Tremor Common Stock and any other securities convertible into shares of Tremor Common Stock which are outstanding immediately prior to the Effective Time set forth in Schedule 3.2(a) of the Tremor Schedule (together with the Tremor Options, "Tremor Convertible Securities"), whether vested or unvested, shall be assumed by New Systems. At the Effective Time, each such Option shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Option at the Effective Time, such number of shares of New Systems Common Stock as is equal to the number of shares of Tremor Common Stock subject to the unexercised portion of such Option multiplied by the Exchange Ratio (with any fraction resulting from such multiplication to be rounded down to the nearest whole number). The exercise price per share of each such assumed Option shall be equal to the exercise price of such Option immediately prior to the Effective Time, divided by the Exchange Ratio (with any fraction resulting from such multiplication to be rounded up to the nearest whole cent). The term, exercisability, vesting schedule, status as an "incentive stock option" under Section 422 of the Code, if applicable, and all of the other terms of the Options shall otherwise remain unchanged.

         (b) New Systems shall take all corporate action necessary to reserve for issuance a sufficient number of shares of New Systems Common Stock for delivery upon exercise of the Tremor Convertible Securities assumed in accordance with this Section 3.2.

         3.3 Surrender and Exchange of Shares.

         (a) Within thirty (30) days following the Effective Time, New Systems or its designee, with the cooperation and assistance of the current officers and directors of New Systems, shall cause to be sent to each Tremor Shareholder a letter of transmittal requesting that each Tremor Shareholder deliver and surrender all certificates ("Certificates") representing outstanding shares of Tremor Common Stock beneficially owned by such Tremor Shareholder to New Systems and, upon receipt by New Systems of such Certificates, each Tremor Shareholder shall be entitled to receive in exchange therefor, without cost to them, certificates representing the shares of New Systems Common Stock to which they are entitled under Section 3.1(a), and the Certificate or Certificates so surrendered in exchange for such consideration shall forthwith be cancelled by New Systems.

         (b) Within thirty (30) days following a Tremor Shareholder's surrender for cancellation of Certificates representing Tremor Common Stock pursuant to
Section 3.3(a) above, together with a properly completed letter of transmittal and related documentation, New Systems or its designee shall deliver to the Tremor Shareholder the certificates representing shares of New Systems Common Stock.

         3.4 Conversion of Acquisition Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Acquisition common stock that is issued and outstanding immediately prior to the Effective Time will be converted into one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

         3.5 Cancellation of New Systems Common Stock Owned by Tremor. Immediately prior to the Effective Time, the 1,800,000 shares of New Systems Common Stock owned by Tremor on the date hereof shall be cancelled.

         3.6 Lock-Up. Each Tremor Shareholder receiving shares of New Systems Common Stock pursuant to the Merger (such shares of New Systems Common Stock referred to as "Lock-Up Shares") shall not be permitted to publicly sell, or otherwise publicly dispose of, transfer, pledge, hypothecate, assign or otherwise transfer, any Lock-Up Shares until the first anniversary of the Effective Date (the "Lock-Up"), PROVIDED, HOWEVER, that the Lock-Up shall not apply to any sale of New Systems Common Stock by Harmony Investments pursuant to its existing agreement with Tremor with respect to the registration of up to 600,000 shares of Tremor Common Stock (before giving effect to the Reverse Split described in Section 6.6(a) hereof) (the "Harmony Registration Rights"). The share certificates representing the Lock-Up Shares shall bear an appropriate legend stating that such shares are subject to the Lock-Up set forth in this
Section 3.6.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF TREMOR
                    ----------------------------------------

         Tremor represents and warrants to New Systems and Acquisition as follows:

         4.1 Organization. Tremor is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to carry on its business as it is presently being conducted. Tremor is duly qualified or licensed to do business as a foreign corporation, and is in good standing, in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed, or to be in good standing, individually, or in the aggregate, would not have a Material Adverse Effect on Tremor. Tremor has previously delivered to New Systems true, complete and correct copies of its Articles of Incorporation and Bylaws, as currently in effect, together with the form of amendment to Tremor's Articles of Incorporation to be filed by Tremor with the Secretary of State of the State of California immediately prior to the Effective Time (the "Tremor Amended Articles of Incorporation"), copies of which are annexed to Section 4.1 of the disclosure schedule of Tremor, dated the date hereof and accompanying this Agreement (the "Tremor Schedule").

         4.2 Capitalization.

         (a) The authorized capital stock of Tremor consists of 120,000,000 shares, of which (i) 100,000,000 shares are classified as common stock, without par value ("Tremor Common Stock"), of which 14,658,033 shares are issued and outstanding on the date hereof, and (ii) 20,000,000 are classified as preferred stock, without par value ("Tremor Preferred Stock" and, together with the Tremor Common Stock, the "Tremor Capital Stock"), of which 6,000,000 shares of Series A Convertible Preferred Stock, without par value (Series A Preferred Stock"), are issued and outstanding on the date hereof, which 6,000,000 shares of Series A Preferred Stock are convertible into an aggregate of 30,000,000 shares of Tremor Common Stock. The shares of Tremor Capital Stock are the only shares of capital stock of Tremor that are issued and outstanding, and all of the shares of Tremor Capital Stock are owned of record and beneficially by the Tremor Shareholders in the amounts set forth in Section 4.2(a) of the Tremor Schedule. Immediately prior to the Effective Time, all shares of Tremor Preferred Stock shall have been converted into shares of Tremor Common Stock in accordance with the provisions of Section 3.2(c) hereof and Tremor's Articles of Incorporation. All of the shares of Tremor Capital Stock are duly authorized, validly issued, fully paid and non-assessable. Except for outstanding options to acquire an aggregate of 2,648,935 shares of Tremor Common Stock and warrants to acquire an aggregate of 889,208 shares of Tremor Common Stock, as set forth in Section 4.2(a) of the Tremor Schedule, there are no (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible securities, or securities convertible into or exchangeable for equity interests of Tremor, agreements or commitments of any character obligating Tremor to issue, transfer or sell any shares of capital stock, options, warrants, calls or other equity interests of any kind whatsoever in Tremor or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Tremor to repurchase, redeem or otherwise acquire any capital stock of, or equity interest in, Tremor or (iii) voting trusts, proxies or similar agreements to which Tremor is a party with respect to the voting of the capital stock of Tremor. Accordingly, on the date hereof, without giving effect to the Reverse Split described in Section 6.6(a) hereof, 48,196,176 shares of Tremor Common Stock are outstanding on a fully diluted basis.

         (b) Tremor does not own any outstanding shares of capital stock (or other equity interests of entities other than corporations) of any partnership, joint venture, trust, corporation, limited liability company or other entity.

         4.3 Authorization; Validity of Agreement. Tremor has the corporate power and authority to execute, deliver and perform this Agreement and each of the other agreements, instruments, documents and certificates executed or to be executed and delivered by Tremor pursuant to this Agreement (collectively, with this Agreement, the "Tremor Transaction Documents") and to consummate the transactions contemplated hereby and thereby, including, without limitation, the Merger, subject to approval of the Merger by the Tremor Shareholders. Each of this Agreement and the other Tremor Transaction Documents has been duly executed and delivered by Tremor and, subject to approval of the Merger by the Tremor Shareholders, constitutes the legal, valid and binding obligation of Tremor, enforceable against Tremor in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and by equitable principles of general application which may limit the availability of certain remedies such as specific performance. The execution, delivery and performance by Tremor of the Tremor Transaction Documents and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Tremor and, other than the approval of the Merger by the Tremor Shareholders, no other corporate proceedings are necessary to authorize the execution, delivery and performance by Tremor of the Tremor Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Merger.

         4.4 No Violations; Consents and Approvals.

         (a) The execution, delivery and performance of this Agreement and of the other Tremor Transaction Documents by Tremor do not, and the consummation by Tremor of the transactions contemplated hereby will not, (i) violate or conflict with any provision of the Articles of Incorporation or Bylaws of Tremor, (ii) violate, conflict with, result in a breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, license, lease, option, contract, undertaking, understanding, covenant, agreement or other instrument or document (collectively, a "Contract") material to the business of Tremor to which Tremor is a party or by which Tremor or any of its properties or assets is bound or otherwise subject, except for such items referred to as Tremor Required Consents, as hereinafter defined and set forth in Section 4.4(b) of the Tremor Schedule, or (iii) to the knowledge of Tremor, violate any Law applicable to Tremor or any of its properties or assets, except, in the case of
(ii) and (iii), those that would not have a Material Adverse Effect on Tremor.

         (b) To the knowledge of Tremor, no filing or registration with, notification to, or authorization, consent or approval of, any legislative or executive agency or department or other regulatory service, authority or agency or any court, arbitration panel or other tribunal or judicial authority of any foreign, provincial, United States federal, state, county, municipal or other local jurisdiction, political entity, body, organization, subdivision or branch (a "Governmental Entity") or any other Person is required in connection with the execution, delivery and performance of this Agreement or the other Tremor Transaction Documents by Tremor or the consummation by Tremor of the transactions contemplated hereby and thereby, except for (i) the filing of the Agreement of Merger with the Secretary of State of the State of California and
(ii) such consents, approvals, orders, authorizations, notifications, notices, estoppel certificates, releases, registrations, ratifications, declarations, filings, waivers, exemptions or variances (individually, a "Consent" and collectively, "Consents") with respect to any License or Law as are set forth in
Section 4.4(c) of the Tremor Schedule (the "Tremor Required Consents"), and except where the failure to obtain such Consents could not, individually or in the aggregate, have a Material Adverse Effect on Tremor, prevent the consummation of the Merger or otherwise prevent the parties from performing their obligations under this Agreement.

         4.5 Financial Statements.

         (a) Section 4.5(a) of the Tremor Schedule sets forth the audited balance sheets of Tremor as of March 31, 1999, March 31, 2000 and March 31, 2001, together with the related audited consolidated statements of income and cash flows for each of the twelve (12) month periods then ended, and the notes thereto (collectively, the "Financial Reports").

         (b) Except as set forth in the notes thereto, if any, each of the Financial Reports, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis ("GAAP"), with allowances established consistent with GAAP and set forth on such Financial Reports, and fairly present in all material respects the financial position of Tremor at the respective dates thereof and the results of its operations, cash flows and stockholders' equity for each of the periods than ended.

         4.6 No Brokers. Tremor has not employed, or otherwise engaged, any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' fees or other similar fees in connection with the transactions contemplated by this Agreement.

         4.7 Litigation; Compliance with Law; Licenses and Permits.

         (a) There is no claim, suit, action, investigation, arbitration, alternative dispute resolution proceeding or other proceeding (collectively, a "Proceeding") pending, nor, to the knowledge of Tremor, is there any Proceeding threatened, against Tremor, or which in any way relates to the Merger or the transactions contemplated hereby, by or before any Governmental Entity, court, arbitration panel or any other Person that, if adversely determined, would have a Material Adverse Effect on Tremor or materially and adversely affect the consummation of the transactions contemplated hereby.

         (b) Tremor has, and on the Closing Date will have, complied with all applicable criminal, civil or common laws, statutes, ordinances, orders, codes, rules, regulations, policies, guidance documents, writs, judgments, decrees, injunctions, or agreements of any Governmental Entity (collectively, "Laws"), except those where the failure to comply with such Laws could not, individually or in the aggregate, have a Material Adverse Effect on Tremor. Tremor has not received any written notice of any violation of any Law.

         (c) Tremor has obtained every license, permit, certification, qualification or franchise issued by any Governmental Entity (each, a "License") that is required or necessary for Tremor to conduct its business as presently conducted, and all such Licenses are in full force and effect, except where the failure to obtain such License could not, individually or in the aggregate, have a Material Adverse Effect on Tremor. The applicability and validity of each such License will not be adversely affected by the Merger and the consummation of the transactions contemplated by this Agreement.

         4.8 Employee Benefit Plans; ERISA.

         (a) Section 4.8 of the Tremor Schedule lists each "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")), and all other material employee benefit (including, without limitation, any non-qualified plans), bonus, deferred compensation, incentive, stock option (or other equity-based), severance, change-in-control, medical insurance and fringe benefit plans maintained or contributed to by Tremor or any trade or business, whether or not incorporated, that, together with Tremor, would be deemed a "single employer" within the meaning of Section 4001 of ERISA (collectively, "Plans"), for the benefit of any employee or former employee of Tremor.

         (b) Each of Tremor's Plans has been administered in material compliance with the applicable provisions of ERISA and the Code. Each of Tremor's Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code has received a determination letter from the Internal Revenue Service (the "IRS") that it is so qualified or a determination letter request will be filed with the IRS within the remedial amendment period (as described in Section 401(b) of the Code and the regulations thereunder). There are no pending or threatened claims (other than routine claims for benefits), actions, suits or proceedings by, on behalf of or against any of the Plans of Tremor or any trusts related thereto.

         4.9 Material Contracts

         (a) Section 4.9(a) of the Tremor Schedule sets forth a true, correct and complete list of all material Contracts ("Material Contracts") to which Tremor is a party or otherwise bound or to which its properties or assets are subject, except for each of those which either (i) is terminable by Tremor without liability, expense or other obligation in excess of $25,000 on thirty
(30) days' notice or less, or (ii) involve aggregate payments to or by Tremor of $25,000 or less calculated over the full term thereof, including, without limitation, those contracts:

                  (i) with any Affiliate;

                  (ii) providing for any joint venture or similar arrangement;

                  (iii) under which Tremor agrees to indemnify any party against any liability (including, but not limited to, any liability for Taxes);

                  (iv) that cannot be canceled without liability, premium or penalty on fewer than 30 days notice and involving in excess of $25,000;

                  (v) restricting Tremor from competing in any line of business or with any Person or in any geographical area or similar covenants with any other Person;

                  (vi) with respect to employment terms with employees, consultants or independent contractors; or

                  (vii) relating to the borrowing of money in excess of $25,000.

         (b) There has not been claimed, with respect to any Material Contract, any existing default, or event of default or event, that with notice or lapse of time or both, would constitute a default or event of default on the part of Tremor. The Material Contracts are in full force and effect, constitute the legal, valid and binding obligations of Tremor and, to the best of Tremor's knowledge, the other parties thereto. No consent, approval, authorization or waiver from, or notice to, any other party is required to maintain all of the Material Contracts in full force and effect after the Closing.

         4.10 Taxes. Except as set forth in Section 4.10(a) of the Tremor Schedule, Tremor has (i) filed with each Tax Authority each Tax Return required to have been filed by or on behalf of Tremor, or extensions have been duly obtained, and (ii) paid, or adequately reserved for on the Financial Reports, all Taxes required to have been paid by it, except where the failure to file such Tax Returns or pay such Taxes would not, in the aggregate, have a Material Adverse Effect on Tremor.

         4.11 No Misstatements or Omissions. No representation or warranty by Tremor contained in this Agreement and no statement contained in any certificate, list, Schedule, Exhibit or other instrument specified or referred to in this Agreement, whether heretofore furnished by Tremor to Acquisition or New Systems or hereafter furnished by Tremor to Acquisition or New Systems pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                         OF NEW SYSTEMS AND ACQUISITION
                         ------------------------------

         New Systems and Acquisition, jointly and severally, represent and warrant to Tremor as follows:

         5.1 Organization. New Systems is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as it is presently being conducted. New Systems is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed or to be in good standing individually or in the aggregate would not have a Material Adverse Effect on New Systems. Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to carry on its business as it is presently being conducted. New Systems has previously delivered to Tremor true, correct and complete copies of the Certificate of Incorporation and Bylaws of New Systems, copies of which are annexed to Section 5.1 of the disclosure schedule of New Systems, dated the date hereof and accompanying this Agreement (the "New Systems Schedule").

         5.2 Capitalization

         (a) The authorized capital stock of New Systems consists of 250,000,000 shares of common stock, par value $.001 per share ("New Systems Common Stock") of which 3,353,000 shares are issued and outstanding on the date hereof. The shares of New Systems Common Stock are the only shares of capital stock of New Systems that are issued and outstanding, and all of the shares of New Systems Common Stock are owned of record and beneficially by the New Systems shareholders in the amounts set forth in Section 5.2(a) of the New Systems Schedule. The authorized capital stock of Acquisition consists of 100 shares of Common Stock, par value $.01 per share ("Acquisition Common Stock"), of which one hundred (100) shares are issued and outstanding on the date hereof, all of which are owned of record and beneficially by New Systems. All of the shares of New Systems Common Stock and Acquisition Common Stock are duly authorized, validly issued, fully paid and non-assessable. There are no (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible securities, or securities convertible into or exchangeable for equity interests of New Systems or Acquisition, agreements or commitments of any character obligating New Systems or Acquisition to issue, transfer or sell any shares of capital stock, options, warrants, calls or other equity interests of any kind whatsoever in New Systems or Acquisition, as the case may be, or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of New Systems to repurchase, redeem or otherwise acquire any capital stock of, or equity interest in, New Systems or Acquisition, as the case may be, or (iii) voting trusts, proxies or similar agreements to which New Systems is a party with respect to the voting of the capital stock of New Systems or Acquisition, as the case may be.

         (b) New Systems does not own any outstanding shares of capital stock (or other equity interests of entities other than corporations) of any partnership, joint venture, trust, corporation, limited liability company or other entity, other than Acquisition.

         5.3 New Systems Common Stock. The shares of New Systems Common Stock, when issued and delivered to the Tremor Shareholders in accordance with the terms and provisions of this Agreement, will be (i) duly authorized and validly issued, fully paid and non-assessable and (ii) free and clear of any Liens

         5.4 Authorization; Validity of Agreement. Each of New Systems and Acquisition has the corporate power and authority to execute, deliver and perform this Agreement and each of the other agreements, instruments, documents and certificates to be executed and delivered by New Systems or Acquisition, as the case may be, pursuant to this Agreement (collectively, with this Agreement, the "New Systems Transaction Documents") and to consummate the transactions contemplated hereby and thereby, including, without limitation, the Merger, subject to approval of the Merger by the shareholders of New Systems. Each of this Agreement and the other New Systems Transaction Documents has been duly executed and delivered by New Systems and Acquisition, as applicable, and, subject to approval of the Merger by the shareholders of New Systems, is a valid and binding obligation of each of New Systems and Acquisition, enforceable against each of them in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and by equitable principles of general application which may limit the availability of certain remedies such as specific performance. The execution, delivery and performance by New Systems and Acquisition of the New Systems Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by their respective Boards of Directors and, other than the approval of the Merger by the shareholders of New Systems, no other corporate proceedings on their part are necessary to authorize the execution, delivery and performance of the New Systems Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Merger.

         5.5 No Violations; Consents and Approvals.

         (a) The execution, delivery and performance of this Agreement and the New Systems Transaction Documents by New Systems and Acquisition do not, and the consummation by New Systems and Acquisition of the transactions contemplated hereby and thereby will not, (i) violate any provision of the Certificate of Incorporation or Bylaws of New Systems and Acquisition, (ii) violate, conflict with, result in a breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract material to the business of New Systems or Acquisition to which New Systems or Acquisition is a party or by which New Systems or Acquisition or any of their respective properties or assets may be bound or otherwise subject, except for such items referred to as New Systems Required Consents, as hereafter defined and set forth in Section 5.5(b) of the New Systems Schedule, or (iii) to the knowledge of New Systems or Acquisition, as the case may be, violate any Law applicable to New Systems or Acquisition or any of their respective properties or assets, except, in the case of (ii) and (iii), those that would not have a Material Adverse Effect on New Systems.

         (b) To the knowledge of New Systems and Acquisition, no filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity or any other Person is required in connection with the execution, delivery and performance of this Agreement or the other New Systems Transaction Documents by New Systems or Acquisition or the consummation by New Systems or Acquisition of the transactions contemplated hereby and thereby, except for (i) the filing of the Agreement of Merger with the Secretary of State of the State of California and, if applicable, the Secretary of State of the State of Nevada, and (ii) such Consents with respect to any License or Law as are set forth in Section 5.5(b) of the New Systems Schedule (the "New System Required Consents"), and except where the failure to obtain such Consents could not, individually or in the aggregate, have a Material Adverse Effect on New Systems, prevent the consummation of the Merger or otherwise prevent the parties from performing their obligations under this Agreement.

         5.6 SEC Filings.

         (a) To the best knowledge of the executive officers and directors of New Systems, after due inquiry, New Systems has filed with the Securities Exchange Commission (the "SEC"), and has previously delivered to Tremor a copy of, each report, form, statement, prospectus, schedule and other document (collectively, the "New Systems SEC Reports") required to be filed by New Systems under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after January 1, 1999. To the best knowledge of the executive officers and directors of New Systems, after due inquiry, the New Systems SEC Reports required to be filed by New Systems on or prior to the date hereof (i) comply in all material respects with the requirements of the Exchange Act and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All New Systems SEC Reports required to be filed by New Systems after the date hereof and prior to the Closing Date (x) shall be duly and timely filed by New Systems, (y) shall comply in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and (z) shall not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since January 1, 1999, except for comments received by New Systems from the Staff of the SEC in connection with the filing by New Systems of its Registration Statement on Form 10-SB, which comments were received prior to the effective date thereof and were responded to in a manner satisfactory to the Staff, neither New Systems nor its counsel or representatives have received any comments or other communications of any nature, written or oral, from the Staff of the SEC with respect to any New Systems SEC Reports or otherwise.

         (b) Each of (i) New Systems' audited consolidated balance sheets and related consolidated statements of income, cash flows and changes in stockholders' equity (together with related notes) as of and for the years ended December 31, 1999 and December 31, 2000, as contained in the New Systems SEC Reports, and (ii) New Systems' unaudited consolidated balance sheet and related consolidated statements of income, cash flows and changes in stockholders' equity as of and for the six month period ended June 30, 2001, as contained in the New Systems SEC Reports (collectively, the "New Systems Financial Statements"), (x) fairly present in all material respects the financial position of New Systems as of the dates thereof and the results of its operation, cash flows and stockholders' equity for each of the periods then ended, except that the unaudited financial statements are subject to normal year-end adjustments, and (y) were prepared in accordance with GAAP throughout the periods involved, in each case, except as otherwise indicated in the notes thereto.

         5.7 Litigation; Compliance with Law; Licenses and Permits.

         (a) There is no Proceeding pending, nor, to the knowledge of New Systems, is there any Proceeding threatened, against New Systems or which in any way relates to the Merger or the transactions contemplated hereby, by or before any Governmental Entity, court, arbitration panel or any other Person that, if adversely determined, would have a Material Adverse Effect on New Systems or materially and adversely affect the consummation of the transactions contemplated hereby.

         (b) New Systems has, and on the Closing Date will have, complied with all applicable Laws, except those where the failure to comply with such Laws could not, individually or in the aggregate, have a Material Adverse Effect on New Systems. New Systems has not received any written notice of any violation of any Law.

         (c) New Systems has obtained every License that is required or necessary for New Systems to conduct its business as presently conducted, and all such Licenses are in full force and effect, except where the failure to obtain such License could not, individually or in the aggregate, have a Material Adverse Effect on New Systems. The applicability and validity of each such License will not be adversely affected by the Merger and the consummation of the transactions contemplated by this Agreement.

         5.8 Employee Benefit Plans. New Systems is not a party to or bound by, and has no obligations of any nature whatsoever with respect to, any Plans.

         5.9 Title to Assets.

         (a) New Systems has good and marketable title to all of its assets, free and clear of any and all Liens. At the Effective Time, New Systems will have good title to all of its assets, properties and rights, free and clear of all Liens.

         (b) Section 5.9(b) of the New Systems Schedule sets forth a true, correct and complete list of all real property, interests in real property and tangible personal property (including, but not limited to, machinery, equipment, office equipment, vehicles, inventory and supplies) owned or leased by New Systems, indicating whether such property is owned or leased and the location of such property.

         5.10 Contracts

         (a) Except as set forth in Section 5.10(a) of the New Systems Schedule, New Systems is not a party to any Contract.

         (b) There has not been claimed, with respect to any Contract, any existing default, or event of default or event, that with notice or lapse of time or both, would constitute a default or event of default on the part of New Systems. The Contracts are in full force and effect, constitute the legal, valid and binding obligations of New Systems and, to the best of New Systems' knowledge, the other parties thereto. No consent, approval, authorization or waiver from, or notice to, any other party is required to maintain all of the Contracts in full force and effect after the Closing.

         5.11 Taxes. Except as set forth in Section 5.11 of the New Systems Schedule, New Systems has (i) filed with each Tax Authority each Tax Return required to have been filed by or on behalf of New Systems or extensions have been duly obtained, and (ii) paid, or adequately reserved for on the New Systems Financial Statements, all Taxes required to have been paid by it.

         5.12 Affiliated Party Transactions. Except for an obligation of $25,000 by New Systems to RAM Venture Holdings Corp. as set forth on Section 5.12 of the New Systems Schedule and for obligations arising under this Agreement, as of the Closing Date, no director, executive officer or controlling shareholder of New Systems and, to the best knowledge of the executive officers and directors of New Systems, after due inquiry, no other shareholder of New Systems, will have, directly or indirectly, any obligation to or cause of action or claim against New Systems, no assets owned by any shareholder of New Systems are used by New Systems in the operation of its business, and New Systems has no obligation to or cause of action or claim against any other New Systems shareholder.

         5.13 No Brokers. New Systems has not employed, or otherwise engaged, any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' fees or other similar fees in connection with the transactions contemplated by this Agreement.

         5.14 OTC Listing. The New Systems Common Stock is currently traded on the OTC Electronic Bulletin Board under the symbol "NEWY." Since January 1, 1999, New Systems has not received any notification, written or otherwise, from the National Association of Securities Dealers, Inc. or any regulatory authority with respect to any actual or alleged violation or non-compliance relating to the listing or quotation of the New Systems Common Stock on the OTC Bulletin Board. New Systems has no reason to believe that the New Systems Common Stock will not continue to trade on the OTC Bulletin Board as of the Closing Date.

         5.15 No Prior Activities of Acquisition. Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Acquisition has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind or entered into any agreement or arrangement with any Person.

         5.16 No Misstatements or Omissions. No representation or warranty by New Systems or Acquisition contained in this Agreement and no statement contained in any certificate, list, Schedule, Exhibit or other instrument specified or referred to in this Agreement, whether heretofore furnished by New Systems or Acquisition to Tremor or hereafter furnished by New Systems or Acquisition to Tremor pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE VI
                         OTHER AGREEMENTS OF THE PARTIES
                         -------------------------------

         6.1 Taxes. New Systems, Acquisition and Tremor each acknowledge and agree that it intends that the Merger constitute a "reorganization" within the meaning of Section 368 of the Code. No party shall take any action either prior to or after the Closing that results in the Merger failing to qualify as a "reorganization" within the meaning of Section 368 of the Code, PROVIDED, HOWEVER, that no action taken by a party that is contemplated by this Agreement or the transactions contemplated herein shall constitute a breach of this
Section 5.1.

         6.2 Access to Information; Non-Disclosure of Confidential Information.

         (a) Each of Tremor and New Systems will provide each other and the other's accountants, counsel and other representatives reasonable access, upon prior notice to, and approval by, the other party, to its properties, books, records and, personnel during the period prior to the Effective Time to obtain information concerning its business as such other party may reasonably request. No information or knowledge obtained in any investigation pursuant to this
Section 6.2 will affect or be deemed to modify in any manner any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

         (b) Each party shall at all times hold in the strictest confidence and not disclose to any other Person, directly or indirectly, or make any use of, any Confidential Information (hereinafter defined) disclosed by any party or its representatives to the covenanting party or its representatives, whether before or after the date of this Agreement, in connection with the transactions contemplated hereby. For purposes hereof, "Confidential Information" means all information relating to the business of the disclosing party that is not generally known to the public, whether of a technical, business or other nature, including, but not limited to, software, inventions, know-how, designs, formulas, test data, customer and supplier lists, business plans, marketing plans and strategies, customer requirements, pricing strategies, financial information or other subject matter pertaining to any aspect of the business of the disclosing party of any of its clients, customers, consultants, licensees or Affiliates, regardless of the form in which it is embodied; PROVIDED, HOWEVER, that "Confidential Information" shall not include information which the receiving party can clearly establish has not been derived from information obtained by the receiving party from the disclosing party or is or becomes public knowledge without breach of this Agreement by the receiving party. In the event of the termination of this Agreement for any reason whatsoever, the receiving party shall promptly deliver to the disclosing party or destroy, in accordance with the instruction of the disclosing party, copies of all records, materials, drawings, documents, and data of any nature pertaining to the Confidential Information. In the event the receiving party becomes legally compelled to disclose any of the Confidential Information, the receiving party shall provide the disclosing party with prompt prior notice thereof so that it may seek an appropriate protective order and, in the absence of such order, the receiving party shall furnish only that portion of the Confidential Information that is legally required and shall use its best efforts to obtain confidential treatment thereof.

         6.3 Public Statements. From and after the date hereof, neither New Systems nor Tremor shall, or permit any Affiliate thereof to, either make, issue or release any press release or any oral or written public announcement or statement concerning or with respect to, or acknowledgment of the existence of, or reveal the terms, conditions and status of, the transactions contemplated hereby, including without limitation, the Merger, without the prior written consent of each of the other (which consent shall not be unreasonably withheld or delayed), unless such announcement is required by Law, in which case the other party shall be given notice of such requirement prior to such announcement and the parties shall consult with each other as to the scope and substance of such disclosure.

         6.4 Other Actions. Each of the parties hereto shall use its best efforts to (i) take, or cause to be taken, all actions, (ii) do, or cause to be done, all things, and (iii) execute and deliver all such documents, instruments and other papers, as in each case may be necessary, proper or advisable under applicable Laws, or reasonably required in order to carry out the terms and provisions of this Agreement and to consummate and make effective the transactions contemplated hereby.

         6.5 Required Consents. Tremor shall obtain all Tremor Required Consents, and New Systems shall obtain all New Systems Required Consents, as promptly as practicable but in any event on or prior to the Closing Date.

         6.6 Tremor Shareholders Meeting.

         (a) Subject to the receipt by the Tremor Board of Directors of the fairness opinion referred to in Section 7.2(k), Tremor will take all action necessary in accordance with California law and Tremor's Articles of Incorporation and Bylaws to call, notice, convene and hold a special meeting of the Tremor Shareholders (the "Shareholders Meeting") to be held as promptly as practicable for the purpose of voting upon approval of (i) this Agreement and the Merger and (ii) an amendment to Tremor's Articles of Incorporation to effect a 1:6,000 reverse split of Tremor's Common Stock to take effect prior to the Effective Date (the "Reverse Split"). Tremor will solicit from the Tremor Shareholders proxies in favor of the approval of this Agreement and the Merger and the Reverse Split, and will use its best efforts to take all other action necessary or advisable to secure the vote or consent of the Tremor Shareholders required by California law to obtain such approvals.

         (b) The Board of Directors of Tremor shall recommend that the Tremor Shareholders vote in favor of and approve this Agreement and the Merger and the Reverse Split at the Shareholders Meeting and the proxy statement circulated by Tremor in connection therewith shall include a statement to the effect that the Board of Directors of Tremor has recommended that the Tremor Shareholders vote in favor of and approve such transactions.

         6.7 Exclusivity. From and after the date hereof and unless and until this Agreement is terminated as provided in Article IX, neither New Systems nor Tremor shall, and each of New Systems and Tremor shall ensure that no Affiliate of such party nor any investment banker, financial advisor, attorney or other representative of such party shall, directly or indirectly, encourage, solicit, initiate or participate in discussions or negotiations with, provide any information to, receive any proposals or offers from, or enter into any agreement with, any third party that involves the sale, joint venture or the other disposition of all or any portion of New Systems or Tremor or their respective businesses or any merger, consolidation, recapitalization or other business combination of any kind (each an "Acquisition Transaction") involving New Systems or Tremor, or enter into any agreement, arrangement or understanding, formal or informal, written or oral, with respect to any such Acquisition Transaction. Each party shall promptly notify the other parties hereto of any communication or solicitation received by the notifying party or its representatives with respect to an Acquisition Transaction.

         6.8 Conduct of Business - Tremor. Except as required by this Agreement or as is necessary to consummate the transactions contemplated hereby, during the period from the date hereof through the Closing Date, Tremor shall conduct its business in the ordinary course, consistent with past practice, and in such a manner that would not result in a material adverse effect on Tremor (as the term "material adverse effect" is defined in Section 7.1(i) hereof). Without limiting the generality of and in addition to the foregoing, prior to the Closing Date, Tremor shall not, except as required by this Agreement or as is necessary to consummate the transactions contemplated hereby, and except as New Systems may otherwise consent to in writing:

                  (a) amend its Articles of Incorporation or Bylaws, or similar governing documents;

                  (b) except for the issuance of warrants to acquire up to 750,000 shares (before giving effect to the Reverse Split) of Tremor Common Stock as contemplated by Section 6.13 hereof, authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities;

                  (c) acquire, sell, lease, transfer or dispose of any of its properties or assets except in the ordinary course of business and consistent with past practice;

                  (d) except to the extent required by applicable law, change any accounting principle or method or make any election for purposes of foreign, federal, state or local income Taxes; or

                  (e) enter into any agreement to do, or take, or agree in writing or otherwise to take or consent to, any of the foregoing actions.

In addition, Tremor shall ensure that, following the Closing:

                  (i) until the first anniversary of the Closing, New Systems does not sell in excess of Two Million (2,000,000) shares of New Systems Common Stock, or securities convertible or exercisable into, or exchangeable for, shares of New Systems Common Stock, except for (y) issuances of New Systems Common Stock for special project financing, as determined by the Board of Directors of New Systems, and (z) the issuance of stock options pursuant to any employee stock option plan or similar plan approved by the Board of Directors of New Systems;

                  (ii) any such permitted sales of New Systems Common Stock for the one year period following the Closing shall be at a sale price of not less than fifty percent (50%) of the then-prevailing market price of New Systems Common Stock, and any conversion, exercise or exchange price of securities convertible or exercisable into, or exchangeable for shares of New Systems Common Stock shall not be less than fifty percent (50%) of the then-prevailing market price of New Systems Common Stock; and

                  (iii) any grant of registration rights in connection with such permitted sales of New Systems Common Stock during the one year period following the Closing shall be subject to the following restrictions: (x) no "demand" registration rights shall be exercisable until the six month anniversary of the Closing Date; (y) no "piggyback" registration rights shall be exercisable with respect to the Harmony Registration Rights (as defined in Section 3.6 hereof) until the first anniversary of the Closing Date; and (z) any such grant of demand registration rights shall include the simultaneous grant of "piggyback" registration rights with respect thereto to the purchasers of New Systems Common Stock under the private placement referred to in Section 6.12 hereof.

         6.9 Conduct of Business - New Systems. New Systems presently conducts no business operations, and its sole business activity consists of seeking a business to acquire or merge with. During the period from the date hereof through the Closing Date, New Systems shall not engage in any activity inconsistent with the foregoing. Without limiting the generality of the foregoing, prior to the Closing Date, New Systems shall not, except as required by this Agreement or as is necessary to consummate the transactions contemplated hereby, and except as Tremor may otherwise consent in writing:

         (a) amend its Articles of Incorporation or Bylaws, or similar governing documents;

         (b) other than with respect to the issuance and sale of up to an aggregate of two million (2,000,000) or more shares of New Systems Common Stock in one or more private placement transactions between the date hereof and the Closing Date in accordance with Section 6.12 hereof, with respect to which (1) no "demand" registration rights may be granted and (2) no "piggyback" registration rights may be granted in connection with the Harmony Registration Rights (as defined in Section 3.6 hereof), authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities;

         (c) split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) to any shareholder or otherwise in respect of its capital stock or redeem or otherwise acquire any of its securities;

         (d) acquire, sell, lease, transfer or dispose of any of its properties or assets except in the ordinary course of business and consistent with past practice;

         (e) incur any indebtedness, obligation or liability of any kind;

         (f) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for any obligations of any other Person;

         (g) enter into any Contract with any Person;

         (h) engage in any business or activity of any kind; or

         (i) enter into any agreement to do, or take, or agree in writing or otherwise to take or consent to, any of the foregoing actions.

         6.10 Rule 14f-1 Filing. With the cooperation and assistance of Tremor, New Systems shall, no later than ten (10) days prior to the Closing, file with the SEC the information statement required by Rule 14f-1 promulgated under the Exchange Act and shall transmit such information statement to all holders of record of New Systems Common Stock in accordance with applicable Law.

         6.11 Information Statement. With the cooperation and assistance of Tremor, as promptly as practicable after the date hereof, New Systems shall prepare and file with the SEC a preliminary information statement on Schedule 14C (the "Information Statement") with respect to approval of the Merger by the written consent of the holders of a majority of the issued and outstanding shares of New Systems Common Stock and, as promptly as practicable thereafter, New Systems shall take all steps as shall be necessary to file with the SEC and distribute to the shareholders of New Systems a definitive Information Statement.

         6.12 New Systems Private Placement. Promptly after the date hereof, New Systems shall retain one or more designees of Tremor, as exclusive placement agents (collectively, the "Placement Agent"), to privately place up to two million (2,000,000) or more shares of New Systems Common Stock at a sale price per share of not less that 50% of the then-prevailing market price of New Systems Common Stock (the "Private Placement"). The net proceeds of the Private Placement (the "Proceeds") shall be deposited into a special New Systems bank account at a bank with a Ft. Lauderdale, Florida branch office, with Diane Martini and Steven Oshinsky, or their respective designees, to be named as co-signatories for such account (the "Special Account"). The Proceeds so deposited shall be advanced to Tremor promptly upon the written request of Tremor as needed to fund Tremor's payroll and other ongoing business operations requirements prior to the Closing in accordance with Tremor's written request. If this Agreement is terminated pursuant to Section 9.1, any prior advances of Proceeds to Tremor shall be repaid to New Systems and shall bear interest from the date of termination at the then-prevailing "prime rate", as published in the "Money Rates" column of The Wall Street Journal, until paid.

         6.13 Loan to Tremor. No later than September 9, 2001, New Systems shall procure for Tremor a loan of not less than Two Hundred Fifty Thousand Dollars ($250,000) (the "Loan") from RAM Venture Holdings Corp. ("RAMVH"), which Loan shall bear interest at an annual rate of twelve percent (12%) and be repayable within sixty (60) days. In consideration for the Loan, Tremor shall deliver to RAMVH a three-year warrant to acquire Seven Hundred Fifty Thousand (750,000) shares of Tremor Common Stock (prior to giving effect to the Reverse Split) at an exercise price of Ten Cents ($0.10) per share, and containing such other terms as are customary for a transaction of that nature.

                                  ARTICLE VII
                       CONDITIONS PRECEDENT TO THE CLOSING
                       -----------------------------------

         7.1 Conditions Precedent to New Systems' Obligations to Close. The obligation of New Systems to consummate the transactions contemplated hereby is subject to the satisfaction prior to or on the Closing Date of each of the following conditions; PROVIDED, HOWEVER, that New Systems shall have the right to waive all or any part of each such condition and to close the transactions contemplated hereby without, however, releasing Tremor from any representation, warranty, covenant, obligation, agreement or condition contained herein or from any liability for any loss or damage sustained by New Systems or Acquisition by reason of the breach by Tremor of any representation, warranty, covenant, obligation, agreement or condition contained herein or by reason of any misrepresentation made by Tremor; and PROVIDED FURTHER, HOWEVER, that the participation of New Systems and Acquisition in the Closing shall not in any way be deemed to be a waiver of any claim they may have hereunder for any breach of any representation, warranty, covenant or agreement:

         (a) The representations and warranties of Tremor contained in this Agreement shall be true and correct as of the Closing Date (except that any representation and warranty that by its terms is expressly modified by "materiality," "in all material respects" or words of similar import shall be true in all respects as so modified), except for such representations and warranties as are made as of a specific date, which shall be true and correct as of such date.

         (b) The covenants and agreements of Tremor contained in this Agreement and required to be complied with or performed on or prior to the Closing Date shall have been complied with or performed in all material respects.

         (c) New Systems and Acquisition shall have received, each in form and substance reasonably satisfactory to New Systems and Acquisition, all Required Consents and any other Consent from any Governmental Entity or other Person that is required for the consummation of the transactions contemplated hereby, including without limitation, the Merger.

         (d) The form and substance of all certificates, consents, instruments, and other documents delivered to New Systems and Acquisition under this Agreement shall be reasonably satisfactory to New Systems and Acquisition and their counsel.

         (e) Tremor shall have delivered to New Systems each of the items required to be delivered pursuant to Section 8.1.

         (f) No Law shall be in effect that prohibits any party hereto from consummating the transactions contemplated hereby.

         (g) There shall be no order, decree or injunction of a court of competent jurisdiction or other Governmental Entity that prevents the consummation of the Merger and the transactions contemplated by this Agreement and no Proceeding shall have been commenced that threatens to prevent such transactions.

         (h) New Systems shall have received written confirmation from the Secretary of State of the State of California that the Agreement of Merger has been filed and has become effective.

         (i) No material adverse effect with respect to the business of Tremor shall have occurred between the date hereof and the Closing Date, with "material adverse effect" defined to mean the termination of Tremor's existing product development agreement with Microsoft Corporation.

         7.2 Conditions Precedent to Tremor's Obligation to Close. The obligation of Tremor to consummate the transactions contemplated hereby is subject to the satisfaction prior to or on the Closing Date of each of the following conditions; PROVIDED, HOWEVER, that Tremor shall have the right to waive all or any part of each such condition, and to close the transactions contemplated hereby without, however, releasing New Systems or Acquisition from any representation, warranty, covenant, obligation, agreement or condition contained herein or from any liability for any loss or damage sustained by Tremor by reason of the breach by New Systems or Acquisition of any representation, warranty, covenant, obligation, agreement or condition contained herein, or by reason of any misrepresentation made by New Systems or Acquisition; and PROVIDED FURTHER, HOWEVER, that the participation of Tremor and the Tremor Shareholders in the Closing shall not in any way be deemed to be a waiver of any claim they may have hereunder for any breach of any representation, warranty, covenant or agreement:

         (a) The representations and warranties of New Systems and Acquisition contained in this Agreement shall be true and correct in all material respects as of the Closing Date (except that any representation and warranty that by its terms is expressly modified by "materiality," "in all material respects" or words of similar import shall be true in all respects as so modified), other than such representations and warranties as are made as of a specific date, which shall be true and correct in all material respects as of such date.

         (b) The covenants and agreements contained in this Agreement to be complied with or performed by New Systems and Acquisition on or before the Closing Date shall have been complied with or performed in all material respects.

         (c) Tremor shall have received, each in form and substance reasonably satisfactory to Tremor, all Tremor Required Consents and every other consent from any Governmental Entity or other Person that is required for the consummation of the transactions contemplated hereby, including, without limitation, the Merger.

         (d) The form and substance of all certificates, consents, instruments and other documents delivered to Tremor under this Agreement shall be reasonably satisfactory to Tremor and its counsel.

         (e) New Systems shall have delivered to Tremor each of the items required to be delivered pursuant to Section 8.2.

         (f) No Law shall be in effect that prohibits any party hereto from consummating the transactions contemplated hereby.

         (g) There shall be no order, decree or injunction of a court of competent jurisdiction or other Governmental Entity that prevents the consummation of the Merger and the transactions contemplated by this Agreement and no Proceeding shall have been commenced that threatens to prevent such transactions.

         (h) Tremor shall have received assurances that (1) holders of not more than three percent (3%) of the issued and outstanding shares of Tremor Common Stock have voted against the Merger and (2) the holders of a majority of the issued and outstanding shares of Tremor Common Stock, excluding RAM Capital Management and its Affiliates, have voted in favor of the Merger.

         (i) Tremor shall have received all requisite consents of Tremor Shareholders necessary to effect the Reverse Split.

         (j) Tremor shall have received from each Tremor Shareholder who has voted in favor of and approved the Merger a written certification (such certifications referred to as "Investor Representation Letters") to the effect that: (a) the New Systems Shares to be issued to such Tremor Shareholder pursuant to this Agreement will be "restricted securities" within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act; (b) such Tremor Shareholder is acquiring its, his or her New Systems Shares for its, his or her own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act; (c) such Tremor Shareholder understands that such Tremor Shareholder must bear the economic risk of the investment indefinitely because its, his or her New Systems Shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available; and (d) such Tremor Shareholder is (i) an "accredited investor" as that term is defined under Rule 501 of the Securities Act or (ii) a sophisticated investor who either (x) has such knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of this investment in the securities being acquired hereunder, or (y) has obtained independent professional financial advice sufficient to enable such Tremor Shareholder to evaluate the merits and risks of this investment in the securities being acquired hereunder.

         (k) Tremor shall have received the opinion of a financial advisor reasonably acceptable to the Board of Directors of Tremor to the effect that the Exchange Ratio is fair, from a financial point of view, to the Tremor Shareholders.

         (l) The current directors of New Systems, or any successor or replacement directors, shall have continued to serve in such capacities until the Closing.

         (m) Tremor shall have received written confirmation from the Secretary of State of the State of California and, if necessary, the Secretary of State of the State of Nevada, that (i) the amendment to the Articles of Incorporation of Tremor effecting the Reverse Split has been filed with the Secretary of State of the State of California and (ii) after the filing of the foregoing amendment, the Agreement of Merger has been filed and has become effective.

         (n) No event or events shall have occurred between the date hereof and the Closing Date which, individually or in the aggregate, have, or are reasonably likely to have, a Material Adverse Effect on New Systems.

         (o) Tremor shall have received evidence satisfactory to it that New Systems has complied with its obligations under Rule 14f-1 and Regulation 14C of the Exchange Act and that the SEC has raised no objection to the distribution of the definitive Information Statement to shareholders of New Systems.

                                  ARTICLE VIII
                    DOCUMENTS TO BE DELIVERED AT THE CLOSING
                    ----------------------------------------

         8.1 Deliveries of Tremor. At the Closing, Tremor shall deliver or cause to be delivered the following items to New Systems:

         (a) a certificate dated the Closing Date and executed by the President of Tremor certifying the satisfaction of the conditions referred to in Sections 7.1(a) and (b);

         (b) a certificate of the Secretary of Tremor certifying as to (i) the resolutions duly and validly adopted by Tremor's Board of Directors and its shareholders evidencing the authorization of their execution and delivery of this Agreement and the other Tremor Transaction Documents and the consummation of the transactions contemplated hereby and thereby and the approval of the Merger by the Tremor Shareholders, accompanied by a certification by the Secretary of Tremor as to the results of the vote of the Tremor Shareholders with respect to the Merger, (ii) the names and signatures of the officers of Tremor authorized to sign this Agreement and the other Tremor Transaction Documents; and (iii) the Articles of Incorporation and Bylaws of Tremor;

         (c) the certificates referred to in Section 7.1;

         (d) a certificate with respect to Tremor from the jurisdiction of its incorporation and any jurisdiction in which Tremor is qualified to do business attesting as to its valid existence and good standing as of a recent date;

         (c) the Tremor Required Consents; and

         (d) such other documents and instruments as New Systems may reasonably request to consummate the transactions contemplated hereby.

         8.2 Deliveries of New Systems. At the Closing, New Systems and/or Acquisition, as the case may be, shall deliver or cause to be delivered the following items to Tremor:

         (a) certificates dated the Closing Date and executed by the President of New Systems and Acquisition, respectively, certifying the satisfaction of the conditions referred to in Sections 7.2(a) and (b);

         (b) certificates of the Secretary of each of New Systems and Acquisition certifying the resolutions duly and validly adopted by their respective Boards of Directors evidencing the authorization of their execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, but not limited to, the Merger, and the names and signatures of the officers of New Systems and Acquisition authorized to sign this Agreement and the other Transaction Documents;

         (c) the New Systems Required Consents;

         (d) the resignations of the directors and executive officers of New Systems;

         (e) such releases from directors and executive officers of New Systems as shall reasonably be requested by Tremor to confirm the representations of New Systems set forth in Section 5.12; and

         (f) such other documents and instruments as Tremor may reasonably request to consummate the transactions contemplated hereby.

                                   ARTICLE IX
                               TERMINATION MATTERS
                               -------------------

         9.1 Termination.

         (a) This Agreement may be terminated at any time prior to the Closing:

            (1) by the mutual written consent of Tremor and New Systems;

            (2) by Tremor, on the one hand, or by New Systems, on the other hand (if such party is not in breach of or default under this Agreement), giving written notice to such effect to the other party if the Closing shall not have occurred on or before November 30, 2001, or such later date as the parties shall have agreed upon in writing prior to the giving of such notice; or

            (3) by either Tremor, on the one hand, or by New Systems or Acquisition, on the other hand, in the event of a material breach by or default of the other party hereto.

         (b) Upon termination of this Agreement pursuant to Section 9.1, all obligations of the parties shall terminate except those under Sections 6.2(b),
6.3 and 10.7; PROVIDED, HOWEVER, that no such termination shall relieve Tremor of any liability to New Systems or Acquisition, or relieve New Systems or Acquisition of any liability to Tremor, by reason of any breach of or default under this Agreement.

                                   ARTICLE X
                                  MISCELLANEOUS
                                  -------------

         10.1 Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time.

         10.2 Notices. Any notice, demand, request or other communication which is required, called for or contemplated to be given or made hereunder to or upon any party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or a recognized national overnight courier service for next day delivery with receipt therefor, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by facsimile transmission with a written copy thereof sent on the same day by postage paid first-class mail or (c) by personal delivery to such party at the following address:

               if to Tremor, to:

                     Tremor Entertainment Inc.
                     2621 West Empire Avenue
                     Burbank, California  91504
                     Attention:  President
                     Facsimile No.:  (818) 729-0025

               with a copy to:

                      Jenkens & Gilchrist Parker Chapin LLP
                      The Chrysler Building
                      405 Lexington Avenue
                      New York, New York  10174
                      Attention:  Martin Eric Weisberg, Esq.
                      Facsimile No.:  (212) 704-6288

              if to New Systems or Acquisition, to:

                     New Systems, Inc.
                     3040 E. Commercial Blvd.
                     Ft. Lauderdale, Florida  33308
                     Attention:  President
                     Facsimile No.:  (954) 491-7050

               with a copy to:

                      David A. Carter, P.A.
                      2300 Glades Road
                      Suite 210
                      West Tower
                      Boca Raton, Florida  33431
                      Attention:   Bert Gusrae, Esq.
                      Facsimile No.:  (561) 367-9060
or such other address as either party hereto may at any time, or from time to time, direct by notice given to the other party in accordance with this Section. The date of giving or making of any such notice or demand shall be, in the case of clause (a)(i), the date of the receipt, in the case of clause (a)(ii), five business days after such notice or demand is sent, and, in the case of clause
(b) or (c), the next business day following the date such notice or demand is sent.

         10.3 Amendment. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective unless in writing and signed by or on behalf of the party against whom the same is sought to be enforced.

         10.4 Waiver. No course of dealing of any party hereto, no omission, failure or delay on the part of any party hereto in asserting or exercising any right hereunder, and no partial or single exercise of any right hereunder by any party hereto shall constitute or operate as a waiver of any such right or any other right hereunder. No waiver of any provision hereof shall be effective unless in writing and signed by or on behalf of the party to be charged therewith. No waiver of any provision hereof shall be deemed or construed as a continuing waiver, as a waiver in respect of any other or subsequent breach or default of such provision, or as a waiver of any other provision hereof unless expressly so stated in writing and signed by or on behalf of the party to be charged therewith.

         10.5 Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of Florida.

         10.6 Jurisdiction. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the courts of the State of California located in the County of Los Angeles, the Courts of the State of Florida located in Broward County, the United States District Court for the Central District of California and the United States District Court for the Southern District of Florida in connection with any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in such District, and agrees that service of any summons, complaint, notice or other process relating to such Proceeding may be effected in the manner provided by clause (a) of Section 10.2.

         10.7 Remedies. In the event of any actual or prospective breach or default by any party hereto, the other parties shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive. Nothing contained herein and no election of any particular remedy shall be deemed to prohibit or limit any party from pursuing, or be deemed a waiver of the right to pursue, any other remedy or relief available now or hereafter existing at law or in equity (whether by statute or otherwise) for such actual or prospective breach or default, including the recovery of damages. In furtherance and not in limitation of the foregoing, in the event that a party enters into an agreement with another Person with respect to an Acquisition Transaction in violation of
Section 6.7 hereof, then, in addition to any other remedy available to the non-breaching party, the breaching party shall reimburse the non-breaching party for all expenses incurred by the non-breaching party, including, without limitation, attorneys' fees and fees of accountants and financial advisors, in connection with the transactions contemplated hereby.

         10.8 Severability. The provisions hereof are severable and if any provision of this Agreement shall be determined to be legally invalid, inoperative or unenforceable in any respect by a court of competent jurisdiction, then the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any such invalid, inoperative or unenforceable provision shall be deemed, without any further action on the part of the parties hereto, amended and limited to the extent necessary to render such provision valid, operative and enforceable.

         10.9 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs and their respective successors and permitted assignees. Neither New Systems, Acquisition, Tremor nor the Tremor Shareholders may assign any of their obligations hereunder without the consent of all other parties hereto.

         10.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

         10.11 No Third Party Beneficiaries. Nothing contained in this Agreement, whether express or implied, is intended, or shall be deemed, to create or confer any right, interest or remedy for the benefit of any Person other than as otherwise provided in this Agreement.

         10.12 Entire Agreement. This Agreement (including all the Schedules and Exhibits hereto), together with the Exhibits, Schedules, certificates and other documentation referred to herein or required to be delivered pursuant to the terms hereof, contains the terms of the entire Agreement among the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements, commitments, understandings, discussions, negotiations or arrangements of any nature relating thereto. This Agreement shall not be construed or interpreted with any presumption against the party causing the Agreement to be drafted.

         10.13 Headings. The headings contained in this Agreement are included for convenience and reference purposes only and shall be given no effect in the construction or interpretation of this Agreement.

         10.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       NEW SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       NEW TREMOR ACQUISITION CORP.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       TREMOR ENTERTAINMENT INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                 [SIGNATURE PAGE - AGREEMENT AND PLAN OF MERGER]

                                                                       EXHIBIT D
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                NEW SYSTEMS, INC.
                                -----------------

         The undersigned, Steven Oshinsky, President and Chief Executive Officer of New Systems, Inc., does, in accordance with Section 78.390 of the Nevada Revised Statutes, certify the following:

         1. The name of the corporation is New Systems, Inc. (the "Company").

         2. The articles of incorporation of the Company were filed with the Secretary of State of the State of Nevada on December 10, 1987.

         3. Article I of the articles of incorporation of the Company is hereby amended to read as follows:

                                   "ARTICLE I
                                   ----------
                                      NAME
                                      ----

              The name of the corporation hereby created shall be:

                           TREMOR ENTERTAINMENT INC."

         4. The foregoing amendment to the articles of incorporation of the Company was approved by the vote of those stockholders holding shares of common stock, par value $0.001 (the "Common Stock"), of the Company entitling them to exercise at least a majority of the voting power of the Company. The number of shares of Common Stock voting in favor of the amendment was 1,800,000 shares, representing 53.7% of the total issued and outstanding shares of Common Stock of the Company.

Dated: _______________, 2001


                                    /s/
                                    --------------------------------------------
                                    Name: Steven Oshinsky
                                    Title: President and Chief Executive Officer